UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM N-1A

Registration Statement Under The Securities Act of 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 74	☒

and/or

Registration Statement Under The Investment Company Act of 1940
Amendment No. 77	☒

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Registrant's Name, Address and Telephone Number:

American Federation of Labor and Congress of Industrial Organizations

Housing Investment Trust*

2401 Pennsylvania Avenue, N.W., Suite 200

Washington, D.C. 20037

(202) 331-8055

Name and Address of Agent for Service:

Corey F. Rose, Esq.

Dechert LLP

1900 K Street, N.W.

Washington, DC 20006-1110

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It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☒	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

*This filing relates solely to Series A—AFL-CIO Housing Investment Trust

AFL-CIO

HOUSING INVESTMENT TRUST

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PROSPECTUS

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The investment objective of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (“HIT”) is to generate competitive risk-adjusted total rates of return for its participants by investing in fixed-income investments, primarily multifamily and single family mortgage-backed securities and mortgage-backed obligations. Other important objectives of the HIT are to encourage the construction of housing and to facilitate employment for union members in the construction trades and related industries.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus is ________, 2019.

AFL-CIO Housing Investment Trust

INVESTMENT OBJECTIVES

The investment objective of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (“HIT”) is to generate competitive risk-adjusted total rates of return for its investors (“Participants”) by investing in fixed-income investments, primarily multifamily and single family mortgage-backed securities and mortgage-backed obligations (collectively, “Mortgage Securities”). Other important objectives of the HIT are to encourage the construction of housing and to facilitate employment for union members in the construction trades and related industries. To accomplish its objectives, the HIT focuses its investments in multifamily Mortgage Securities (including those that directly or indirectly finance new construction or rehabilitation of multifamily housing projects and healthcare facilities) and in Mortgage Securities backed by multifamily or single family loans. All on-site construction work financed through the HIT’s investments is required to be performed by 100% union labor.

EXPENSES OF THE HIT

This table describes the expenses that you may pay if you buy and hold units of beneficial interest in the HIT (“Units”). The HIT does not assess any sales charges (loads), redemption fees, exchange fees or any other account fees.

ANNUAL HIT OPERATING EXPENSES

(expenses that you pay each year as a percentage

of the value of your investment)

Management Fees	0.00%

Distribution (12b-1) Fees	0.02%

Other Expenses	0.40%

Total Annual HIT Operating Expenses	0.42%

Example

This example is intended to help you compare the cost of investing in the HIT with the cost of investing in other mutual funds.

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The example assumes that you invest $10,000 in the HIT for the time periods indicated and then redeem all of your Units at the end of those periods. The example also assumes that your investment has a 5% return each year and that the HIT’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$43	$136	$238	$535

Portfolio Turnover

The HIT generally conducts securities transactions on a principal-to-principal basis and does not pay commissions for trades. The HIT may incur transaction costs when it buys and sells certain securities (or “turns over” parts of its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. During the most recent fiscal year, the HIT’s portfolio turnover rate was 15.31% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The HIT’s principal investment strategy is to construct and manage a portfolio that is composed primarily of multifamily and single family mortgage-backed securities and mortgage-backed obligations (collectively, “Mortgage Securities”) with higher yield, higher credit quality and similar interest rate risk versus the securities in the Bloomberg Barclays U.S. Aggregate Bond Index (the “Barclays Aggregate”). As such, the HIT pursues a fundamental policy to concentrate in fixed-income securities in the mortgage and mortgage finance sector of the real estate industry. The HIT holds government and agency issued, guaranteed or insured multifamily mortgage-backed securities (“MBS”) that have call (or prepayment) protection, in place of corporate debt, some U.S. Treasury securities and some government-sponsored entity debt held in the Barclays Aggregate. Since government/agency multifamily MBS offer higher yields than comparable securities with similar credit and interest rate risk, the HIT expects to offer superior risk-adjusted returns compared to the Barclays Aggregate.

All securities in which the HIT invests must meet certain requirements described in detail later in this Prospectus and in the HIT’s Statement of Additional Information (“SAI”). Some types of these securities must meet certain standards of nationally recognized statistical rating organizations among other indicia of creditworthiness. The investment personnel of the HIT monitor the HIT’s investments compared with those in the Barclays Aggregate and may adjust allocations by purchasing or selling securities. When deciding whether to buy or sell a specific security, the investment personnel of the HIT compare the security to other similar securities and consider factors such as price, yield, duration and convexity (measures of interest rate sensitivity), servicer, geographic location, call or prepayment protection, as well as liquidity. The HIT may purchase Mortgage Securities by way of forward commitments. The HIT does not invest in Mortgage Securities that contain subprime loans.

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The HIT uses a variety of strategies to manage risk. These strategies include, but are not limited to, managing the duration of the HIT portfolio within a range comparable to the Barclays Aggregate, and managing prepayment risk by negotiating prepayment restrictions for Mortgage Securities backed by multifamily housing or healthcare facility projects. The HIT seeks to minimize the risk of credit and default losses by purchasing securities that are guaranteed, insured, or otherwise credit-enhanced or that meet other criteria intended to manage risk.

PRINCIPAL INVESTMENT RISKS

There is no assurance that the HIT will meet its investment objectives. The value of the HIT’s investments and the resulting value of the Units may go up or down and Participants’ holdings in the HIT could gain or lose value. As with any investment, you may lose money by investing in the HIT. The HIT’s other principal risks are:

Market Risk: The value of securities held by the HIT may fall, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates or adverse investor sentiment.

Interest Rate Risk: As with any fixed-income investment, the market value of the HIT’s investments will generally fall when market interest rates rise. Rising interest rates may also reduce prepayment rates, causing the average life of certain securities of the HIT to increase, which could in turn further reduce the value of the HIT’s portfolio.

Prepayment and Extension Risk: Generally, the market value of the HIT’s investments will rise at times when market interest rates fall. However, at times when market interest rates fall below the interest rates on the investments, some borrowers may prepay the HIT’s fixed-income securities or their underlying mortgages more quickly than might otherwise be the case. In such an event, the HIT may be required to reinvest the proceeds of such prepayments in other investments bearing lower interest rates than those which were prepaid. When market interest rates rise above the interest rates of the HIT’s investments, the prepayment rate of the mortgage loans backing certain HIT securities may decrease, causing the average maturity of the HIT’s investments to lengthen and making these investments more sensitive to interest rate changes. This could, in turn, further reduce the value of the HIT’s portfolio and make the HIT’s Unit price more volatile.

Credit Risk: Credit risk is the risk of loss of principal and interest as a result of a failure of an issuer of the HIT’s investments to make timely payments, a failure of a credit enhancement backing the HIT’s investments after a default on the underlying mortgage loan or other asset, a downgrading of the credit rating (or a perceived decline in the creditworthiness) of an investment or the provider of the credit enhancement for an investment, or a decline in the value of assets underlying the mortgage loan or other asset.

Default Risk: There is a risk that borrowers may default under the mortgage loans or other assets that directly or indirectly secure the HIT’s investments. In the event of default, the HIT may

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experience a loss of principal and interest and any premium value on the related securities. This risk may be lessened to the extent that the securities are guaranteed or insured by a third party, including an agency of the U.S. government.

Concentration Risk: The HIT concentrates its investments in fixed-income securities in the mortgage and mortgage finance sector of the real estate industry, which have experienced price volatility in the past. This concentration subjects the HIT to greater risk of loss as a result of adverse economic, political or regulatory conditions, or other developments than if its investments were diversified across different industries.

U.S. Government-Related Securities Risk: There are different types of U.S. government-related securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and are therefore riskier than those that are.

Liquidity Risk: Markets for particular types of securities may experience issues with liquidity. That is, a lack of buyers at a particular time could negatively impact the value of a security during such period, even though over time the payment obligations under the security may be met. Markets for some of the types of securities in which the HIT may invest have experienced liquidity issues in the past, and its investments may experience liquidity issues in the future.

Leverage Risk: The use of some investment or investing techniques may have the effect of magnifying, or leveraging, small changes in an asset, index or market. The HIT does not leverage its portfolio through the use of borrowings or derivatives, but it may invest in forward commitments which may effectively add leverage to its portfolio.

HIT PAST PERFORMANCE

The bar chart below and the following table provide an indication of the risks of investing in the HIT by illustrating how returns can differ from one year to the next. The table also shows how the HIT’s average annual total returns for the one-, five-, and ten-year periods compare with those of the Barclays Aggregate. The HIT’s past performance is not necessarily an indication of how the HIT will perform in the future. Updated performance information is available on the HIT’s website at www.aflcio-hit.com.

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ANNUAL TOTAL RETURNS

(Calendar Years—Net of Operating Expenses)

During the ten-year period identified in the bar chart above, the highest return for a quarter was 3.28% (quarter ended September 30, 2011) and the lowest return for a quarter was -3.00% (quarter ended December 31, 2016).

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2018)

	ONE YEAR	FIVE YEARS	TEN YEARS
AFL-CIO Housing Investment Trust	0.16%	2.48%	3.42%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees or expenses)	0.01%	2.52%	3.48%

PORTFOLIO MANAGEMENT

The HIT’s portfolio is internally managed and has no external investment adviser.

Chang Suh, Chief Executive Officer and Co-Chief Portfolio Manager, and Michael Cook, Co-Chief Portfolio Manager, are primarily responsible for the day-to-day management of the HIT’s portfolio. Mr. Suh was named the Chief Portfolio Manager in 2003 and assumed the position of Chief Executive Officer in September 2018 and Co-Chief Portfolio Manager in October 2018. Mr. Cook also assumed the position of Co-Chief Portfolio Manager in October 2018 and previously served as either an Assistant or Senior Portfolio Manager since 2003. Neither officer manages any other account.

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PURCHASE AND SALE OF UNITS

A minimum initial investment of $50,000 is required. There is no restriction on the amount of subsequent purchases. The HIT accepts subscriptions for the purchase of Units on a monthly basis as of the last business day of each month.

Units of the HIT are redeemable. The HIT currently accepts and satisfies redemption requests on a monthly basis as of the last business day of each month. If you want to sell your Units, you must submit a signed redemption request to the HIT care of its transfer agent, BNY Mellon Investment Servicing (US), Inc. (“BNYM”), in writing by mail to 4400 Computer Dr. Westborough, MA 01581, or by facsimile to (508) 599-7912. All redemption requests must be received by BNYM on a business day at least 15 days before the last business day of the month to be honored as of the last business day of that month. Any redemption request received after such date will be honored as of the last business day of the following month. The HIT may in its sole discretion waive the 15-day notice requirement.

TAX INFORMATION

The HIT intends to make distributions that may be taxed as ordinary income or capital gains unless Participants are tax exempt.

OVERVIEW

The HIT is an open-end investment company, commonly called a mutual fund. The HIT’s Declaration of Trust (“Declaration of Trust”) permits the HIT’s Board of Trustees (the “Board”) to establish one or more additional, separate investment portfolios within the HIT. While the Board may exercise this authority as future market conditions warrant, the HIT currently operates a single portfolio and offers units of beneficial interest in the HIT (or “Units”) representing shares of that portfolio through this Prospectus. More detailed information about the HIT is contained in the SAI.

MORE ON THE HIT’S INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT OBJECTIVES

The HIT’s investment objective is to generate competitive risk-adjusted total rates of return for its Participants by investing in fixed-income investments, primarily Mortgage Securities. Other important objectives of the HIT are to encourage the construction of housing and to facilitate employment for union members in the construction trades and related industries. To accomplish its objectives, the HIT focuses its investments in multifamily Mortgage Securities (including those that directly or indirectly finance new construction or rehabilitation of multifamily housing projects and healthcare facilities) and in Mortgage Securities backed by multifamily or single family loans. All on-site construction work financed through the HIT’s investments is required to be performed by 100% union labor. The Board has the authority to change the HIT’s investment objectives without Participant approval.

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MORE ON PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL INVESTMENTS

Principal Investment Strategies

The investment strategy of the HIT is to construct and manage a portfolio that is composed primarily of Mortgage Securities, with higher yield, higher credit quality and similar interest rate risk versus the Barclays Aggregate. The HIT substitutes government and agency issued, guaranteed or insured multifamily MBS that have call protection for other securities in the Barclays Aggregate. Because government/agency multifamily MBS typically offer higher yields than comparable securities with similar credit and interest rate risk, the HIT expects to offer risk-adjusted returns that are superior to the Barclays Aggregate. All securities in which the HIT invests must meet certain requirements described in detail in the HIT’s SAI. Some types of these securities must meet certain standards of nationally recognized statistical rating organizations among other indicia of creditworthiness, all of which are set out in more detail later in this document and in the HIT’s SAI. The investment personnel of the HIT monitor the allocation to various sectors, such as single family MBS or U.S. Treasury issues, compared to the Barclays Aggregate and may adjust allocations by purchasing or selling securities. Relative value is the most important consideration undertaken by the investment personnel of the HIT when deciding whether to buy or sell a specific security. Factors affecting relative value include price, yield, duration, convexity, option adjusted spread (“OAS”), seasoning, issuer, servicer, geographic location, call/prepayment protection, as well as liquidity.

Other principal investment strategies, pursued under normal conditions, are as follows:

●	To manage interest rate risk, the HIT’s policy is generally to maintain the effective duration of its portfolio within the range of plus or minus one-half year of the effective duration of the Barclays Aggregate. The effective duration of the Barclays Aggregate has ranged from approximately 4.086 to 5.627 and has averaged approximately 5.017 over the past seven years. The HIT regularly compares the effective duration of its portfolio to the effective duration of the Barclays Aggregate and sells and acquires securities in order to adjust its duration to remain within this range and thus remain effectively market neutral when compared to the Barclays Aggregate. The HIT does not employ interest rate anticipation strategies outside the narrow one-year range.

●	To mitigate prepayment risk, the HIT typically negotiates prepayment restrictions for its investments in Mortgage Securities backed by multifamily real estate projects. Such prepayment restrictions, also known as “call protection,” can take the form of prepayment lockouts, prepayment premiums, yield maintenance premiums or a combination of the foregoing. As of December 31, 2018, 76.1% of the HIT’s portfolio possessed some form of call protection.

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●	To reduce credit risk, the HIT seeks to maximize the portion of its assets in investments (i) insured by the Federal Housing Administration (“FHA”) or guaranteed by the Government National Mortgage Association (“Ginnie Mae”); (ii) issued or guaranteed by Fannie Mae or Freddie Mac, directly or indirectly; (iii) issued or guaranteed by a state or local government agency or instrumentality; or (iv) having, or being issued by an entity having, a certain rating from a nationally recognized statistical rating organization, to the extent that market conditions permit and consistent with its overall objectives.

●	The HIT invests in Mortgage Securities originated under forward commitments, in which the HIT agrees to purchase an investment in or backed by mortgage loans that have not yet closed. For multifamily projects, including market-rate housing, low-income housing, housing for the elderly or handicapped, intermediate care facilities, assisted living facilities, nursing homes and other healthcare facilities (collectively, “Multifamily Projects”) to be built, the HIT typically agrees to a fixed interest rate and purchase price for Mortgage Securities to be delivered in the future. It is possible that Mortgage Securities for which the HIT has issued commitments may not be delivered to the HIT, particularly in periods of declining interest rates. The HIT typically seeks to reduce the likelihood of non-delivery for Mortgage Securities backed by Multifamily Projects by including in its commitments provisions related to good faith deposits, damages for non-delivery, rights of first refusal and, in some cases, liens on the properties. These mechanisms help assure delivery of the related Mortgage Securities, but there is no guarantee that all investments the HIT commits to purchase will actually be delivered to it, or that the deposit will cover the lost value of any Mortgage Security not delivered as required.

Many of the Mortgage Securities in which the HIT invests are backed by mortgage loans for Multifamily Projects, which the HIT directly negotiates and structures to meet its requirements. In such cases, the HIT may consider a number of factors in addition to its primary goal of generating competitive risk-adjusted total returns in order to enhance production of such Mortgage Securities or otherwise benefit the HIT. For example, the HIT may seek securities that finance projects that will enhance local community development efforts. It may also engage in targeted investment initiatives designed to increase activity in particular geographic regions or other segments of the housing sector. It may also seek assets with financial or other support from local or state governments, such as tax credits or subsidies, and/or assets tailored to the HIT’s risk and duration requirements.

In times of unusual or adverse market, economic or political conditions or abnormal circumstances (such as large cash inflows or anticipated large redemptions), the HIT may, for temporary defensive purposes or for liquidity purposes and as approved by the Board of Trustees, not invest in accordance with its investment objectives or principal investment strategies and, as a result, there is no assurance that the HIT will achieve its investment objectives during this time.

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Principal Investments

The HIT invests principally in the following types of securities:

Federally Insured or Guaranteed Mortgage Securities; Fannie Mae/Freddie Mac-Related Investments; and Other High Credit Quality Mortgage-Backed Securities. These Mortgage Securities include:

●	Construction and permanent mortgage loans or MBS that are insured or guaranteed by the federal government or an agency of the federal government, including FHA, Ginnie Mae and the Department of Veterans Affairs, or interests in such mortgage loans or securities;

●	Securities that are secured by mortgage loans and/or securities insured or guaranteed by the federal government or an agency of the federal government and that are rated in one of the two highest categories by a nationally recognized statistical rating organization, including Real Estate Mortgage Investment Conduit Securities (“REMICS”), which are MBS collateralized by or representing an interest in a pool of mortgages or MBS;

●	Mortgage loans, securities or other obligations that are issued or guaranteed by Fannie Mae or Freddie Mac (including Fannie Mae MBS, Freddie Mac participation certificates, and REMICS);

●	Securities that are backed by Fannie Mae or Freddie Mac and are rated in one of the two highest rating categories by a nationally recognized statistical rating organization; and

●	Securities that are secured by single family or multifamily mortgage securities and/or single family or multifamily mortgage loans and are rated in the highest rating category by a nationally recognized statistical rating organization.

The HIT intends to concentrate its investments in these types of Mortgage Securities to the extent that market conditions permit, consistent with the overall objectives of the HIT. The HIT may invest up to 100% of its assets in Mortgage Securities that meet these criteria, notwithstanding the fact that they may also be eligible for investment in categories of securities described below in which the HIT may invest only subject to limitations.

State/Local Government Credit-Enhanced Mortgage Securities; Other Credit-Enhanced Mortgage Securities; Bridge Loans; Direct Mortgage Loans; and Loans to Investment Funds That

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Involve New Markets Tax Credit Transactions. Subject to certain limitations set out below, the HIT may invest in Mortgage Securities that are insured or guaranteed by state or local governments, state or local governmental entities or involve loans made by private entities, which meet or provide certain indicia of credit quality; bridge loans for tax credit projects; and construction and/or permanent mortgage loans (or securities or interests backed by such loans) for projects that have evidence of support from a state or local government (or an agency or instrumentality thereof) or that are undertaken by a private entity with a successful record of real estate development, provided that any such investments meet certain underwriting criteria. In addition, certain of the investments in these categories are subject to caps, expressed as a maximum percentage of the HIT’s assets, as set forth below. Note that caps described in this section do not limit the HIT’s ability to invest in any asset that also meets the criteria of a different category of assets for which such cap does not apply.

Investments in the categories described in the immediately preceding paragraph include the following types of loans (as well as interests in and securities backed by these types of loans):

●	Construction and/or permanent loans that (a) are supported either by the full faith and credit of a state or local government (or an agency or instrumentality thereof); (b) are issued or guaranteed by a state or local housing finance agency and meet certain rating requirements; (c) are issued by such an agency that meets certain rating requirements and provide specified recourse in the event of default; or (d) are made by a lender acceptable to the HIT, including a state or local government entity lender, as long as the loan (or securities backed by the loan) is secured by cash placed in escrow or trust, a letter of credit, insurance or another form of guaranty issued by an entity that meets certain credit rating requirements. The total principal amount of the investment in this category shall not exceed 15% of the value of the HIT’s assets at the time of acquisition.

●	Loans, as described below, that, taken together, do not exceed 10% of the value of the HIT’s assets, at the time of purchase:

■	Bridge loans for multifamily housing development projects which have allocations or other rights to receive state or federal tax credits; and

■	Construction and/or permanent mortgage loans for projects that (a) have evidence of support from state or local governments and/or that are undertaken by a private entity with a successful record of real estate development, and that meet specified underwriting criteria or other additional requirements; or (b) meet certain specified underwriting criteria but that need not be

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guaranteed, insured or backed by any other collateral other than the mortgage on the project (together Direct Mortgage Loans).

●	Loans to certain investment funds which are involved with federal New Markets Tax Credit transactions. The total principal amount of such investments outstanding from time to time shall not exceed 3% of the value of all of the HIT’s assets at the time of purchase.

The HIT may also invest in state and local government credit-enhanced Mortgage Securities or privately credit-enhanced Mortgage Securities that have any combination of the types of credit enhancement required for HIT investments, as long as 100% of the principal portion of the investment has an acceptable form of credit enhancement. Multiple forms of credit enhancement may be combined either concurrently or sequentially.

The Mortgage Securities described in this section will not typically be insured by FHA or guaranteed by Ginnie Mae or issued or guaranteed by Fannie Mae or Freddie Mac. For more information about these types of investments, including the underwriting and credit enhancement criteria that apply to each, see “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS” in the HIT’s SAI.

Other Securities. The HIT may invest up to 20% of its assets in the following categories, taken together: (i) securities issued by the U.S. Treasury, (ii) corporate securities issued or guaranteed by Fannie Mae and Freddie Mac or the Federal Home Loan Banks (“FHLBs”), (iii) securities backed by Fannie Mae, Freddie Mac, or the FHLBs, as long as such securities are rated in one of the two highest rating categories at the time of acquisition by at least one nationally recognized statistical rating organization, and (iv) Commercial Mortgage Backed Securities (“CMBS”), as long as such securities are rated in the highest rating category by at least one nationally recognized statistical rating organization at the time of acquisition (collectively, “Other Securities”). Note that caps described in this section do not limit the HIT’s ability to invest in any asset that also meets the criteria of a different category of assets for which no cap applies or for which another cap applies.

CMBS are generally multi-class pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial properties, including multifamily housing, office buildings, shopping centers, retail space, hotel, motel and other hospitality properties, mobile home parks, self-storage facilities and industrial and warehouse properties. The underlying mortgage loans are often balloon loans, rather than loans that fully amortize over their terms and the properties securing the mortgage loans that back the CMBS may also be subject to subordinate debt and/or mezzanine debt.

Other Liquid Investments. Pending investment in Mortgage Securities or Other Securities, the HIT’s assets may be held in various cash-like or other liquid instruments, including U.S. Treasury issues, repurchase agreements, federal agency issues, mutual funds that invest in such securities, certificates of deposit and other obligations of domestic banks, commercial paper, collateral loans and warehousing agreements and instruments, which are liquid but which may or may not be secured by real estate or by federal guarantees or insurance (“Other Liquid Investments”).

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MORE ON PRINCIPAL INVESTMENT RISKS

As with any mutual fund, there can be no guarantee that the HIT will meet its objectives, or that the HIT’s returns will be positive over any period of time. This section provides additional discussion of the primary risks that can affect the value of an investment in the HIT.

Market Risk

The value of the HIT’s investments may fluctuate and/or decline because of changes in the markets in which the HIT invests, which could cause the HIT to underperform other funds with similar objectives. Security markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Changes in these markets may be rapid and unpredictable. Fluctuations in the markets generally or in a specific industry or sector may impact the securities in which the HIT invests. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value (“NAV”) of the HIT’s Units.

Interest Rate Risk

The NAV of each Unit in the HIT reflects such Unit’s pro rata portion of the market value of the HIT’s portfolio. The value of the HIT’s portfolio, and the resulting NAV of the HIT Units, will fluctuate, primarily in response to changing interest rates. Generally, when market interest rates rise, the NAV will fall and conversely, when market interest rates fall, the NAV will rise. If market interest rates rise, the value of the HIT’s securities, and therefore the value of a Participant’s investment in the HIT, may fall below the principal amount of such an investment. Participants who redeem Units at such times may suffer a loss. In recent years, interest rates have been below historic averages and may revert to historic trends. In addition, recent Federal Reserve actions and statements continue to indicate policy changes that may influence interest rates to increase. As a result, under current market conditions there is a heightened risk of future increases in rates, which, as explained above, may lead in turn to declines in the value of fixed-income assets, including those held by the HIT. Because longer-term fixed-income assets may be more sensitive to interest rate changes, rising interest rates may pose additional risk to funds, such as the HIT, whose portfolios include such assets.

As a risk mitigation strategy, the HIT periodically buys or sells portfolio investments in order to address fluctuations in the expected weighted average life of the portfolio, manage the duration of the portfolio and maintain a desirable level of portfolio diversification. Weighted average life is the average expected life of a security, taking into account the maturity, amortization and likelihood of prepayment of the security. Duration is a risk measure used to express the price (value) sensitivity of a fixed-income security as it relates to changes in the general level of interest rates. It measures this sensitivity more

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accurately than maturity because it takes into account the time value of the projected cash flows generated by the security over its life. Duration is calculated by discounting the future interest and principal payments to reflect their present value and then multiplying such payments by the number of years they are expected to be received to produce a value expressed in years. Effective duration takes into account call features and prepayment expectations that may shorten or extend the expected life of a security. There is no assurance that the HIT’s risk mitigation strategy will be effective.

Prepayment and Extension Risk

Falling market interest rates generally cause the value of the HIT’s investments to rise. However, unlike most other fixed-income investments, falling market interest rate environments may also result in downward pressures on the value of the HIT’s investments, including Mortgage Securities and CMBS, if these investments are not subject to prepayment protections, because borrowers tend to refinance in that environment. The reduction of principal on high-yielding investments as a result of refinancing and the reinvestment of proceeds at lower interest rates can reduce the potential increase in the value of investments which might otherwise occur in response to falling interest rates, reduce the yield on investments, and cause values of investments to fall below what the HIT paid for them, resulting in an unrealized loss. Any of these events could cause a decrease in the HIT’s income and/or Unit price. As described above, the HIT typically negotiates forms of prepayment restrictions on its Mortgage Securities backed by Multifamily Projects to mitigate this risk. There is no assurance that the HIT’s risk mitigation strategy will be effective.

When market interest rates rise above the interest rates of the HIT investments, the prepayment rate of the mortgage loans backing the HIT’s investments may decrease, causing the average maturity of HIT investments to lengthen. This may increase the HIT portfolio’s sensitivity to rising rates and the potential for the value of the portfolio to decline.

Economic conditions may affect prepayment and extension risk for investments of the HIT and may not be predictable.

Credit Risk

Credit risk is the risk of loss of principal and interest as a result of a failure of an issuer of the HIT’s investments to make timely payments, a failure of a credit enhancement backing a HIT investment after a default on the underlying mortgage loan or other asset, a downgrading of the credit rating of an investment (or a perceived decline in creditworthiness) or of the provider of the credit enhancement for an investment, or a decline in the value of assets underlying the mortgage loan.

The HIT’s assets are primarily invested in securities that are issued, guaranteed or insured by the U.S. government, Fannie Mae, or Freddie Mac or the FHLBs. As of December 31, 2018, approximately 92.8% of the HIT’s assets (excluding cash) were issued, guaranteed or insured by the U.S. government, Fannie Mae, or Freddie Mac. Fannie Mae, Freddie Mac and the FHLBs are privately-owned government-sponsored enterprises and their obligations are not directly backed by the U.S. government.

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However, the U.S. government through the Federal Housing Finance Agency (“FHFA”) has taken Fannie Mae and Freddie Mac into conservatorship and has the authority to transfer any of Fannie Mae’s or Freddie Mac’s assets or liabilities, including their guaranties, without the approval of any other party, including any holder of Mortgage Securities guaranteed by Fannie Mae or Freddie Mac. To date, the FHFA has not publicly announced any intention to transfer any of Fannie Mae’s or Freddie Mac’s guaranties to another party. In addition, the federal government took steps to stabilize and support Fannie Mae, Freddie Mac and the FHLBs and to provide funds to meet their obligations and operate their business, including providing access to funds from the U.S. Treasury. Although the federal government took these steps, there can be no assurance that the federal government will continue to do so or that it will not change the terms of any of its obligations. Any such changes could negatively affect the credit ratings and/or the value of assets issued, guaranteed or insured by Fannie Mae, Freddie Mac and the FHLBs. For more information on the federal policies with regard to these entities, including information related to becoming a receiver of one of these entities, see the “Risks Related to Fannie Mae and Freddie Mac Investments” section of the SAI.

To the extent credit enhancement for the HIT’s investments is provided by private entities, by state or local governments, or by agencies or instrumentalities of state or local governments, there is a risk that, in the event of a default on the underlying mortgage loan (or other asset), the insurer/guarantor will not be able to meet its insurance or guaranty obligations. A significant portion of the HIT’s assets may be invested in Mortgage Securities that have credit enhancement provided by such entities, or have evidence of support by a state or local government or agency or instrumentality thereof. The Declaration of Trust generally imposes certain rating requirements on the entities providing such credit enhancement, but the investments themselves may not have to be rated or ratable.

Ratings are only the opinions of the companies issuing them and are not guarantees as to quality. There is no assurance that a rated security or rated credit enhancement provider will retain the required rating level for the life of the investment. Instead, as is the case with any rating, the rating could be revised downward or withdrawn entirely at any time by the rating entity that issued it. A rating downgrade or the withdrawal of a rating may indicate an increase in the risk of default by the credit enhancement provider in the event of a default on the related asset and may also result in a reduction in the value of the investment and/or render it illiquid. Whether an investment, or a provider of the credit enhancement, meets the required credit rating is determined at the time of purchase. The HIT is not required to dispose of any asset solely because the rating of any investment or any entity providing credit enhancement for an investment has been downgraded or withdrawn, even if the HIT would not have been authorized to acquire such asset had the reduced rating been in effect at the time the HIT acquired such asset. For more information on these rating requirements, see the “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS” section of the SAI.

As noted above, the HIT may invest its assets in securities that are not rated or credit-enhanced. A rating does not provide any assurance of repayment and is subject to revision or withdrawal at any time by the rating agency, but ratings do provide a prospective investor with some indication that the proposed structure and revenue analysis for the investment satisfy the rating agency’s internal criteria for the

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applicable rating. Unrated investments may also be less liquid than rated investments. Market events have caused some to question the extent to which one can rely on ratings.

CMBS typically do not have credit enhancement provided by a government agency or instrumentality, by any private mortgage insurer or any other firm or entity. Instead, a CMBS offering will consist of several different classes or “tranches” of securities, which have varying exposure to default. The credit risk with respect to CMBS is risk that the level of defaults on the underlying mortgage loans may be severe enough to result in shortfalls in the payments due to the particular tranche of the CMBS in which the HIT has invested. The HIT may invest only in CMBS rated in the highest rating category by at least one nationally recognized statistical rating organization at the time the CMBS is acquired (e.g., AAA or Aaa), which should have the lowest credit risk within the offering. Again, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

Default Risk

There is a risk that borrowers may default on the securities held by the HIT or under the mortgage loans that directly or indirectly secure the HIT’s Mortgage Securities, Bridge Loans, Direct Mortgage Loans or other investments. In the event of default, the HIT may experience a loss of principal and interest on the related securities. The HIT seeks to minimize the risk of default by seeking in most, but not all, cases to invest in credit-enhanced investments. Notwithstanding the credit enhancement protection, the HIT may experience losses in the event of defaults. In addition, credit enhancements extend only to the principal and interest due on the security but not to any premium in the price or value of such securities.

As of December 31, 2018, 92.9% of the HIT’s assets were directly or indirectly insured by FHA or guaranteed by Ginnie Mae or issued or guaranteed by Fannie Mae, or Freddie Mac or the FHLBs or were in cash, Other Liquid Investments or U.S. Treasury securities. In addition, almost all of the HIT’s other Mortgage Securities have some form of credit enhancement to help protect against losses in the event of default. Notwithstanding the credit enhancement protection, the HIT may experience losses in the event of defaults under the loans that directly or indirectly back the HIT’s Mortgage Securities. Some forms of credit enhancement, including Ginnie Mae, Fannie Mae and Freddie Mac guarantees, may eliminate the risk of loss of principal and interest on the Mortgage Securities if honored in accordance with their terms. Mortgage Securities backed by Ginnie Mae bear the full faith and credit of the U.S. government. As of December 31, 2018, approximately 32.2% of the HIT’s portfolio was backed by Ginnie Mae, which guarantees 100% reimbursement of the principal and interest on its Mortgage Securities. Credit enhancement by Ginnie Mae mitigates the risk of loss of principal and interest on the Mortgage Securities. Other forms of credit enhancement, including Fannie Mae and Freddie Mac guarantees, would mitigate the risk of loss of principal and interest on the Mortgage Securities if honored in accordance with their terms. As of December 31, 2018, approximately 54.9% of the HIT’s assets were issued or guaranteed by Fannie Mae or Freddie Mac. Mortgage Securities backed by Fannie Mae or Freddie Mac are not insured or directly guaranteed by the U.S. government, any government agency or any other firm or entity. However, the U.S. Treasury Department has committed to cover certain losses of

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Fannie Mae and Freddie Mac up to the amounts detailed in the “Risks Related to Fannie Mae and Freddie Mac Investments” section of the SAI.

Mortgage Securities insured by FHA are fully insured as to the principal amount of the related mortgage loan, but FHA deducts 1% of the principal amount of the defaulted mortgage loan as an assignment fee on an insurance claim. FHA insures interest on the defaulted mortgage loan through the date of default, but mortgage insurance benefits do not include the accrued interest due on the date of default. FHA may also deduct certain other amounts or make other adjustments in the mortgage insurance benefits payable in accordance with its mortgage insurance program.

To the extent guarantees, insurance or other credit enhancements cover any resulting losses of principal and interest, the impact on the HIT’s portfolio of any default on a mortgage loan or other asset securing an investment will be the premature liquidation of the relevant loan or other asset and the related security and the loss of any premium in the value of such investment. An investment in the HIT is not insured by the federal government, any government agency, Fannie Mae, Freddie Mac, the FHLBs or any other firm or entity.

If a state or local government entity or private entity providing credit enhancement for a an investment fails to meet its obligations under the credit enhancement in the event of a default of the underlying mortgage loan, the HIT would be subject to the risks that apply to real estate investments generally with respect to that investment. In the case of investments backed by nursing home, assisted living or other healthcare facilities, economic performance may also be affected by state and federal laws and regulations affecting the operation of the underlying facility, as well as state and federal reimbursement programs and delays or reductions in reimbursements. The portion of the HIT’s portfolio holdings with no form of credit enhancement, such as Bridge Loans and Direct Mortgage Loans, will be subject to all the risks inherent in investing in loans or other assets secured by real estate or other collateral.

During the five years ended on December 31, 2018, the HIT realized no losses because of defaults. However, there is no guarantee that defaults will not result in losses in the future.

The HIT also seeks to minimize the risk of default with respect to mortgage loans securing CMBS by investing only in CMBS rated in the highest rating category by at least one nationally recognized statistical rating organization at the time of acquisition. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. For more information about real estate-related risks and potential losses, see the “Defaults on Loans” and “Real Estate-Related Risks” sections of the SAI.

Mortgage-Backed Securities Risk

As in the case with other fixed-income securities, when interest rates rise, the value of MBS generally will decline; however, when interest rates are declining, the value of MBS with prepayment features may not increase as much as other fixed-income securities. The value of some MBS in which the

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HIT may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the HIT, the ability of the HIT to successfully utilize these instruments may depend in part upon the ability of the portfolio managers to forecast interest rates and other economic factors correctly. If the portfolio managers incorrectly forecast such factors and have taken a position in MBS that is or becomes contrary to prevailing market trends, the HIT could be exposed to the risk of a loss. Investments in MBS pose several risks, including prepayment, extension market, and credit risk, each of which is discussed in this Prospectus. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by changes in home values, ease of the refinancing process and local economic conditions.

U.S. Government-Related Securities Risk

Some of the U.S. government-related securities that the HIT invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Issuers such the FHLBs maintain limited access to credit lines from the U.S. Treasury. Others, are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities the HIT owns do not extend to shares of the HIT themselves.

Liquidity Risk

Markets for particular types of securities may experience liquidity issues. That is, a lack of buyers at a particular time could negatively impact the value of a security during such period, even though over time the payment obligations under the security may be met. This is sometimes referred to as liquidity risk. If the HIT is forced to sell an illiquid asset to meet redemption or other cash needs, the HIT may be forced to sell at a loss. In addition, current market indications suggest a heightened risk that interest rates may rise, which could, in turn, result in periods of increased market volatility and increases in redemptions. The lack of an active trading market may also make it difficult to sell or obtain an accurate price for a security. Liquidity risk may also refer to the risk that the HIT may not be able to meet redemption requests without significant dilution of the remaining Participants’ interests in the HIT. To meet redemption requests or to raise cash to pursue other investment opportunities, the HIT may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the HIT.

Leverage Risk

Leverage risk can occur when securities or investing techniques magnify the effect of small changes in an index or a market. As noted above, the HIT may invest in forward commitments (and is permitted to invest in Total Return Swap (“TRS”) Contracts), which may effectively add leverage to the HIT’s portfolio. Forward commitments may add leverage because the HIT would be subject to potential compound losses on the asset that it is committed to purchase and on the assets that it holds pending that purchase. Investments in TRS Contracts are not a principal investment strategy, but if entered into, they

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may add leverage because, in addition to its total net assets, the HIT would be subject to investment exposure on the notional amount of the swap. Leverage risk may impact the HIT to the extent that losses taken on both a TRS Contract and the investments made with proceeds from the associated sale of the tax-exempt bonds could compound one another. To date the HIT has not entered into any TRS Contracts.

For more information about the risks of an investment in the HIT, please see the “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS – RISK FACTORS” section of the SAI.

Portfolio Holdings

A description of the HIT’s policies and procedures with respect to the disclosure of the HIT’s portfolio securities is available in the “Disclosure of Portfolio Holdings” section of the SAI, and on the HIT’s website at www.aflcio-hit.com.

BUYING AND SELLING UNITS IN THE HIT

ELIGIBLE INVESTORS

Only “Labor Organizations” and “Eligible Pension Plans” may purchase Units in the HIT. Pursuant to the Declaration of Trust, a “Labor Organization” is an organization in which employees participate, directly or through affiliated organizations, and which exists for the purpose, in whole or in part, of dealing directly or through affiliated organizations with employers concerning terms or conditions of employment. The term also includes any employee benefit plan (such as a voluntary employee beneficiary association (VEBA) and health and welfare funds) that benefits the members of such a Labor Organization or any other organization that is, in the discretion of the Board of Trustees of the HIT, affiliated with or sponsored by such a Labor Organization.

Pursuant to the Declaration of Trust, “Eligible Pension Plans” means certain plans which have beneficiaries who are represented by a Labor Organization and which are managed without the direct intervention of the beneficiaries, including trustee-directed annuity or supplemental plans. These include pension plans constituting qualified trusts under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), governmental plans within the meaning of Section 414(d) of the Code, and master trusts (such as collective investment trusts (CITs)) that hold assets of at least one such pension plan or governmental plan. These also include non-United States pension or retirement programs, including those in Canada and the European Union, that are similar to U.S. state or local governmental plans or that are subject to regulations that are similar in purpose and intent to the Employees Retirement Income Security Act of 1974, as amended.

For more information about the eligible investors in the HIT, please see the “Eligible Participants” section of the SAI.

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To inquire about the purchase or sale of Units in the HIT, contact the HIT at the address and telephone number on the back cover of this Prospectus.

PURCHASING AND PRICING UNITS

Units in the HIT may be purchased only from the HIT. A minimum initial investment of $50,000 is required. Whole or fractional Units may be purchased. Units may only be purchased as of the last business day of each month (each a “purchase date”). The HIT defines “business day” as a day on which the major bond markets in New York are open. Each order to purchase will be processed and priced as of the last business day of the month in which it is received. You must remit the required payment for your Units to the HIT’s transfer agent by check or wire transfer for receipt by the transfer agent no later than 4:00 p.m. Eastern Time (under normal conditions) on the actual purchase date. All purchase payments received prior to the actual purchase date will be held in one or more short-term investment vehicles, as directed by the Participant, until the actual purchase date. A copy of the participation form that must accompany your initial purchase payment is available from the HIT at no charge upon request. All Units are sold without any sales charge (load) or commission. Units are issued and redeemed by book entry and without physical delivery of any securities. The HIT has the right to reject any purchase order or suspend or modify the sale of Units.

The price of any Unit purchased will be equal to its NAV as of the close of business of the major bond markets in New York on the last business day of each month. The major bond markets in New York are closed on certain holidays listed in the SAI. The NAV is calculated by dividing the total value of the HIT (the value of all of the HIT’s assets minus all of the HIT’s liabilities) by the total number of Units outstanding on the date of calculation. The HIT calculates the NAV of the Units only as of the last business day of each month.

The Board has ultimate responsibility for valuation, but has delegated day-to-day valuation responsibilities to HIT management and the HIT valuation committee (“Valuation Committee”). The HIT uses market quotations, generally furnished by independent pricing services through its fund accountant, to value the HIT’s assets for which there are readily available market quotations that are deemed reliable. These pricing services have been approved by the Board.

The HIT’s assets for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under consistently applied procedures approved by the Board and implemented by the Valuation Committee. The fair value of a security is the amount, as determined in good faith, that the HIT reasonably expects to receive upon a current sale of the security. Fair value determinations are made using the methodologies deemed most appropriate under the circumstances and considering all available, relevant factors and indications of value. The HIT has retained an independent firm to determine the fair value of portfolio assets when necessary and appropriate, in accordance with the policies and procedures established by the Board. Securities purchased with a stated maturity of less than 60 days are valued at amortized cost, which constitutes fair value under the procedures adopted by the Board. Valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that

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uses fair value methodologies may value those securities higher or lower than another fund using its own fair value methodologies to price the same securities. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate or that the HIT could sell the security at the value assigned to the security by the HIT.

The HIT’s fund accountant calculates an estimated value of the HIT’s portfolio on a daily basis based on pricing inputs and fair value modeling from various sources, which it combines with expense and Unit holdings information from the HIT to produce an estimated daily value (“EDV”) for the HIT. The HIT posts the EDV on its website after close of business on each business day. There can be no assurance that the EDV thus generated is the same as or will accurately predict the NAV calculated by the HIT as described above as part of its monthly valuation process, and the value of a Participant’s Units and the price at which a Unit may be redeemed is determined solely through the HIT’s monthly valuation process. The EDV is not binding in any way on the HIT and should not be relied upon by Participants as an indication of the value of their Units.

For more information on the valuation methodology the HIT uses, see the “VALUATION OF UNITS” section of the SAI.

SELLING OR REDEEMING UNITS

The HIT has been granted an exemption by the SEC permitting it to value its assets and accept redemption requests on a quarterly basis. However, the HIT currently accepts and satisfies redemption requests on a monthly basis as of the last business day of each month. You may not sell or transfer your Units to anyone other than the HIT and you may not pledge your Units. You may redeem whole or fractional Units. If you want to sell your Units, you must submit a signed written redemption request to the HIT’s transfer agent and it must be received on a business day at least 15 days before the last business day of the month, although the HIT may in its sole discretion waive the 15-day notice requirement. Absent a waiver, redemption requests received less than 15 days before the last business day of the month will be processed as of the last business day of the following month. You must send a signed redemption request to the HIT care of its transfer agent by mail to 4400 Computer Dr., Westborough, MA 01581, or by facsimile to (508) 599-7912.

The HIT will redeem Units, without charge, at their NAV calculated as of the last business day of the applicable month. It usually takes five business days to calculate the Units’ NAV after the last business day of the month. The proceeds of any redemption request will be paid to redeeming Participants by check or wire transfer as soon as practicable beginning on the first day after the last business day of the month, but no later than seven business days after the last business day of the month.

If the redeeming Participant agrees, the HIT may deliver securities, mortgages or other assets in full or partial satisfaction of a redemption request. A Participant that receives such assets may incur expenses in selling or disposing of such assets for cash.

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As described above, pursuant to an exemption granted by the SEC, the HIT prices its portfolio and accepts purchase and redemption requests monthly. Accordingly, there is minimal risk that Participants can engage in frequent purchases and redemptions of Units in a manner that would affect the interests of other Participants. Because of this very low risk, the Board of Trustees has not found it necessary to adopt policies and procedures with respect to frequent purchases and redemptions of Units by Participants.

The HIT typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. In addition, under stressed market conditions, as well as for other temporary or emergency purposes, the HIT may distribute redemption proceeds in-kind (instead of cash), access a line of credit, or borrow through other sources to meet redemption requests.

DISTRIBUTION CHARGES (RULE 12b-1 FEES)

The HIT has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows it to pay for the sale and distribution of its Units in an amount up to the greater of $600,000 per fiscal year or 0.05% of the HIT’s average net assets on an annualized basis per fiscal year, which equaled approximately $2,987,000 for 2018. For the year ended December 31, 2018, the actual distribution fees paid by the HIT were $1,317,027, representing roughly 0.02% of the HIT’s average net assets. The expenses covered by the HIT’s distribution fees primarily include, without limitation, the costs associated with the printing and mailing of prospectuses to prospective investors, compensation of sales personnel (salaries plus fringe benefits), travel and meeting expenses, office supplies, consulting fees and expenses, and expenses for printing and mailing of sales literature. Any change in the Rule 12b-1 Distribution Plan that materially increases the amount of distribution fees to be paid by the HIT requires the approval of the holders of a majority of the HIT’s outstanding Units.

Because distribution fees are paid out of the HIT’s net assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

From time to time, the HIT may make contributions or other payments to organizations that promote, among other things, the production of housing, the labor movement or charitable activities. Some of these payments, such as the purchase of an advertisement at a sponsored event, are included in the expenses covered under the HIT’s Rule 12b-1 Distribution Plan. In the fiscal year ended December 31, 2018, these contributions and payments totaled approximately $252,262 of which approximately $55,954 was included as a Rule 12b-1 expense.

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MANAGEMENT AND STRUCTURE

MANAGEMENT

The HIT’s portfolio is internally managed and has no advisory contract with an investment adviser. Management of the HIT’s portfolio is conducted by the Portfolio Management Group and the Portfolio Management Committee. The Portfolio Management Group is responsible for the day-to-day operations of the HIT’s portfolio, including managing the portfolio to maintain a risk profile similar to the Bloomberg Barclays U.S. Aggregate Bond Index. The Portfolio Management Committee, composed of senior HIT staff, sets the HIT’s portfolio management strategy and oversees the work of the Portfolio Management Group.

Chang Suh, Chief Executive Officer and Co-Chief Portfolio Manager, and Michael Cook, Co-Chief Portfolio Manager, are primarily responsible for the day-to-day management of the HIT’s portfolio. Mr. Suh was named Chief Portfolio Manager at the HIT in 2003 and was appointed as the Chief Executive Officer and as a Co-Chief Portfolio Manager in 2018. Prior to his appointment as Chief Executive Officer, Mr. Suh had also served as an Executive Vice President since 2004. Mr. Suh also served the HIT as Assistant Portfolio Manager from 2001 through 2003, and as Senior Portfolio Analyst from 1998 through 2001. Mr. Cook has worked in the HIT’s Portfolio Management Group since 2003, most recently having served as a Senior Portfolio Manager prior to his appointment as Co-Chief Portfolio Manager in 2018.

The SAI provides information about the structure of Messrs. Suh’s and Cook’s compensation and their potential ownership of an indirect interest in the HIT through the HIT’s 401(k) Plan. Messrs. Suh and Cook do not manage other accounts.

The Investment Committee reviews and approves proposed investments in Mortgage Securities for transactions negotiated and structured by HIT staff to ensure that they meet the risk and return requirements of the HIT. The Investment Committee is comprised of senior HIT staff. Any proposed investment or transaction in any single newly originated mortgage investment that exceeds $75 million or in any other single asset that exceeds two percent (2%) of net assets of the HIT requires the approval of the Executive Committee of the Board of Trustees.

HIT STRUCTURE

The HIT is organized in the District of Columbia as a common law business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end investment company (or mutual fund). Because the HIT is internally managed, all of the officers and employees who oversee the management of the HIT are employees of the HIT.

The majority of jurisdictions in the United States recognize a trust such as the HIT as a separate legal entity, wholly distinct from its beneficiaries. In those jurisdictions, the beneficiaries are not liable for the debts or other obligations of a business trust. A few jurisdictions do not recognize “business

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trusts” as separate legal entities and hold the beneficiaries of such trusts personally liable for actions of the business trusts. The HIT will not exclude otherwise eligible investors in such jurisdictions from investing in Units.

It is the practice of the HIT to seek to include in all written contracts that the HIT executes a provision stating that the contract is not binding upon any of the Trustees, officers or Participants personally, but is solely an obligation of the HIT. In most jurisdictions, Participants will have no personal liability under any contract which contains this provision. However, in jurisdictions that do not recognize the separate legal status of a trust such as the HIT, Participants could be held personally liable for claims against the HIT. These claims could include contract claims where the contract does not limit personal liability, tort claims, tax claims and certain other statutory liabilities. If such liability were ever imposed upon Participants, Participants would be liable only to the extent that the HIT’s assets and insurance were not adequate to satisfy the claims.

HIT’s Wholly Owned Investment Adviser

As authorized by the HIT’s Participants and in accordance with no action relief granted by the Securities and Exchange Commission under Section 12(d)(3) of the 1940 Act, the HIT wholly owns a subsidiary investment adviser, HIT Advisers LLC ("HIT Advisers”), a Delaware limited liability company, which can provide investment advisory services to external parties. More specifically, the HIT holds a 99.9% direct membership interest in HIT Advisers and indirectly holds the remaining membership interest through its 100% ownership of HIT Adviser’s managing member, HIT Advisers Managing Member LLC (“Managing Member”), a Delaware limited liability company. This structure is intended to mitigate any risk of liability for the HIT associated with any claims that may arise from the operations of HIT Advisers.

HIT Advisers anticipates providing advisory services to one or more external parties, for which it expects to earn advisory fee revenue based on assets under management (“AUMs”). In addition, HIT Advisers owns Building America CDE, Inc. (“BACDE”), a community development entity that facilitates transactions that use New Markets Tax Credits, from which activity it earns fees. HIT Advisers may earn income from BACDE in the form of dividends. The HIT and HIT Advisers have entered into an agreement whereby HIT will provide personnel to, share infrastructure with and pay for direct costs on behalf of HIT Advisers, and for which HIT Advisers will reimburse the HIT, as provided under the agreement. The HIT and BACDE have a similar agreement.

HIT Advisers does not currently provide advisory services. After commencing such operations, HIT Advisers may advise clients that are invested in the same types of assets as the HIT. In anticipation of such circumstances, however, the HIT and HIT Advisers have policies and procedures intended to mitigate any conflicts related to cross-trading or allocation of investment opportunities. The Board will review the operation of HIT Advisers no less frequently than on an annual basis.

The HIT accounts for HIT Advisers as a portfolio investment that meets the definition of a controlled affiliate. Currently, the overall value of HIT Advisers is not material to the value of HIT’s

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portfolio investments. However, the HIT is not able to predict precisely what type of or how many clients HIT Advisers may serve; the amount of AUMs, if any, it may attract; the level of client investment activity it may perform; or the investment performance it may generate. HIT Advisers’ profits are, therefore, difficult to predict and may fluctuate, which, in turn, may impact HIT’s valuation of its investment in HIT Advisers. To the extent that HIT Advisers’ operating costs exceed its revenue, the HIT and the Board may determine that providing additional capital to HIT Advisers is warranted.

DISTRIBUTIONS AND TAXES

The HIT distributes net income monthly and any capital gains at the end of each fiscal year. Participants may elect to receive these distributions in cash or have them reinvested in additional Units.

The HIT has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Code. As a result, the HIT is not required to pay federal income tax on income and net capital gains timely distributed to Participants. Participation in the HIT is limited to certain Labor Organizations and Eligible Pension Plans that provide evidence to the HIT that they are exempt from federal income taxation. Tax-exempt organizations are subject to tax on unrelated business income.

The foregoing is a summary of some of the important federal income tax considerations affecting Participants and is not a complete analysis of all relevant tax considerations, nor is it a complete listing of all potential tax risks involved in purchasing or holding Units. Participants should consult their own tax advisors regarding specific questions of federal, state, local or foreign tax considerations, including the application of the unrelated business income tax. The HIT has not and will not make any determination as to the tax-exempt status of any Participant.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the HIT’s financial performance for the past five years. Certain information reflects financial results for a single Unit. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the HIT (assuming reinvestment of all income and distributions). The information provided below has been audited by _________ LLP, an independent registered public accounting firm, whose report, along with the financial statements and related notes (which are incorporated by reference into this Prospectus), appears in the HIT’s 2018 Annual Report to Participants. The 2018 Annual Report is available upon request and on the HIT’s website at www.aflcio-hit.com.

Financial Highlights

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14

Net Asset Value Per Unit, Beginning of Period	$1,117.32	$1,113.29	$1,121.13	$1,140.10	$1,107.45
Income from Investment Operations per unit:

Net Investment Income*	29.25	27.36	27.46	29.41	32.48

Net Realized & Unrealized Gains (Losses) on Investments	(27.99)	7.58	(5.33)	(16.43)	34.38

Total Income (Loss) from Investment Operations	1.26	34.94	22.13	12.98	66.86
Less Distributions per unit from:

Net Investment Income	(30.73)	(30.23)	(29.97)	(31.95)	(34.21)

Net Realized Gains on Investments	—	(0.68)	—	—	—

Total Distributions	(30.73)	(30.91)	(29.97)	(31.95)	(34.21)

Net Asset Value Per Unit, End of Period	$1,087.85	$1,117.32	$1,113.29	$1,121.13	$1,140.10
Total Return	0.16%	3.17%	1.94%	1.13%	6.10%

*The average shares outstanding method has been applied for this per share information.

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Ratios/Supplemental Data

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14

Net Assets, End of Period (in thousands)	$5,889,450	$6,199,225	$5,790,753	$5,455,282	$4,859,337

Ratio of Expenses to Average Net Assets	0.42%	0.40%	0.41%	0.43%	0.43%

Ratio of Net Investment Income to Average Net Assets	2.69%	2.44%	2.40%	2.57%	2.87%

Portfolio Turnover Rate	15.31%	24.63%	20.29%	18.94%	18.32%

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AFL-CIO

HOUSING INVESTMENT TRUST

Please read this Prospectus before you invest in the HIT and keep it for future reference. For further information, please refer to the following:

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information (“SAI”) that includes additional information about the HIT has been filed with the SEC. The SAI is incorporated by reference into and is legally considered to be part of this prospectus. No other information is incorporated by reference into this Prospectus. The SAI may be obtained as provided below.

ANNUAL AND SEMI-ANNUAL REPORTS TO PARTICIPANTS

Additional information about the HIT’s investments is available in the HIT’s Annual and Semi-Annual Reports to Participants. In the HIT’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the HIT’s performance during its last fiscal year. A copy of the most recent Annual and Semi-Annual Report may be obtained as provided below.

CONTACT THE HIT

The SAI and the HIT’s Annual and Semi-Annual Reports are available upon request, without charge, from our headquarters and are also posted on the HIT website. Please contact the HIT to request the SAI, the Annual or Semi-Annual Reports to Participants, request other information about the HIT or to make inquiries about the HIT as follows:

By telephone:	Collect at 202-331-8055

In writing:	AFL-CIO Housing Investment Trust
2401 Pennsylvania Avenue, N.W., Suite 200
Washington, D.C. 20037

Website address:	www.aflcio-hit.com

SECURITIES AND EXCHANGE COMMISSION

The SAI, Annual and Semi-Annual Reports to Participants and other information about the HIT are available on the EDGAR Database on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to publicinfo@sec.gov.

Investment Company Act File #811-03493.

PART B. STATEMENT OF ADDITIONAL INFORMATION

AFL-CIO

HOUSING INVESTMENT TRUST*

2401 Pennsylvania Avenue, N.W., Suite 200

Washington, D.C. 20037

(202) 331-8055

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus of the American Federation of Labor and Congress of Industrial Organization Housing Investment Trust (“HIT”), dated ______, 2019 (“Prospectus”), and the 2018 Annual Report to Participants (“2018 Annual Report”), which have been filed with the Securities and Exchange Commission (“SEC”) and can be obtained, without charge, from the HIT by calling collect 202-331-8055, by visiting www.aflcio-hit.com or by writing to 2401 Pennsylvania, N.W., Suite 200, Washington, D.C. 20037. This SAI incorporates by reference the Prospectus and the financial statements contained in the 2018 Annual Report.

The date of this SAI is ______, 2019.

*This filing relates solely to Series A—AFL-CIO Housing Investment Trust

i

ii

HISTORY

GENERAL

The American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (“HIT”) is a common law trust created under the laws of the District of Columbia pursuant to a Declaration of Trust originally executed September 19, 1981, as amended from time to time (the “Declaration of Trust”). The name of the HIT was changed from “AFL-CIO Pooled Investment Trust” on May 27, 1982.

The HIT acquired all the assets of the AFL-CIO Mortgage Investment Trust (“Mortgage Trust”) in exchange for units of the HIT (“Units”) on the basis of relative net asset values as of September 30, 1984. The exchange was approved by order of the Securities and Exchange Commission (“SEC”) dated October 1, 1984. HIT Units received in the exchange were distributed on a pro rata basis to Mortgage Trust participants as of September 30, 1984 and the Mortgage Trust was thereupon liquidated.

The HIT is registered with the SEC as an open-end investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”), and, accordingly, is subject to the regulatory authority of the SEC.

DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS

GENERAL

The HIT’s investment objective is to generate competitive risk-adjusted total rates of return for the participants in the HIT (“Participants”) by investing in fixed-income investments, consisting primarily of multifamily and single family mortgage-backed securities and mortgage-backed obligations (collectively “Mortgage Securities”). Other important objectives of the HIT are to encourage the construction of housing and to facilitate employment for union members in the construction trades and related industries. To accomplish its objectives, the HIT focuses its investments in Mortgage Securities, including those that directly or indirectly finance new construction or rehabilitation of multifamily housing projects and healthcare facilities. All on-site construction work financed through HIT investments is required to be performed by 100% union labor.

THE HIT’S INVESTMENTS AND STRATEGIES

The following discussion supplements the information regarding the investment objectives, strategies and policies of the HIT, as set forth in the Prospectus, and describes types of investments and investment practices that the HIT is generally permitted (but not required) to make or engage in, subject to the HIT’s investment objectives. Please see “MORE ON THE HIT’S INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS” in the Prospectus for a summary of the investment objectives, principal investment strategies and principal investment risks of the HIT.

Types of securities in which the HIT is permitted to invest are set forth in the HIT’s Declaration of Trust and are summarized in significant part below. In addition, the Declaration of Trust grants the Board of Trustees broad authority to permit the HIT to make investments other than those specifically enumerated in the Declaration of Trust or described below.

The HIT invests primarily in Mortgage Securities that are either insured or guaranteed by the federal government or an agency thereof, including the Federal Housing Administration (“FHA”) or Government National Mortgage Association (“Ginnie Mae”), both part of the United States Department of Housing and Urban Development (“HUD”), or are issued, guaranteed or backed by the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). As such, the HIT pursues a fundamental policy to concentrate in fixed income securities in the mortgage and mortgage finance sector of the real estate industry.

The types of Mortgage Securities that the HIT is authorized to purchase include contingent interest mortgage loans, early repayment loans, pass-through and pay-through securities, construction and/or permanent mortgage loans secured by a bank letter of credit, insurance or other guaranty, state and local government credit-enhanced investments, and pre-construction commitments.

The HIT will acquire only securities with expected returns competitive with those then generally prevailing on similar investments having comparable terms and conditions, taking into account differences in risk, including those resulting from differences in properties, borrowers and loan terms.

The HIT is permitted to invest in certain categories of securities subject to caps, expressed as a maximum percentage of the HIT’s assets. In some circumstances, a particular security could meet the criteria of two or more of these categories simultaneously. In those cases, the HIT may classify a security into any category for which it qualifies in determining whether the HIT has remained within the caps. The caps for some of the categories are measured only at the time of acquisition of the security, and as a result, in those cases, the HIT would not be forced to sell securities to meet the cap in the event market movements cause the holdings in these categories to exceed the cap.

In times of unusual or adverse market, economic or political conditions or abnormal circumstances (such as large cash inflows or anticipated large redemptions), the HIT may, for temporary defensive purposes or for liquidity purposes and as approved by the Board of Trustees, not invest in accordance with its investment objectives or principal investment strategies. At these times, the HIT may invest in United States Treasury obligations, cash or cashlike investments in lieu of other permitted investments and in excess of amounts that it normally would maintain. In addition, the HIT may adjust its duration outside the normal permitted range and take such other steps as may be prudent and authorized by the Board of Trustees.

High Credit Quality Mortgage-Related Investments

1.	Federally Insured or Guaranteed Mortgage Securities

The HIT may invest up to 100% of its assets in Mortgage Securities that are federally insured or guaranteed, some of which are described below. The term “assets” as used in this SAI means funds invested or available for investment by the HIT. Under existing federal housing programs, the federally insured or guaranteed mortgage loans eligible for direct purchase by the HIT include mortgage loans insured by HUD acting by and through FHA to provide construction and/or permanent financing for multifamily housing projects and intermediate care facilities, assisted living facilities, nursing homes and other health care facilities, or to finance the purchase and ownership of completed single family dwellings and, in some circumstances, the construction or renovation of single family dwellings. FHA-insured multifamily mortgage loans typically have maturities that range from 10 to 40 years from project completion and commencement of principal repayments. FHA-insured single family mortgage loans typically have a 30-year term. The HIT may also purchase mortgage loans guaranteed by the Veterans Administration (“VA”) to finance the purchase of single family dwellings. Obligations of FHA are backed by the General Insurance Fund established pursuant to the National Housing Act of 1934, as amended. VA obligations are backed by the Loan Guaranty Revolving Fund.

The HIT may also purchase notes or other obligations guaranteed under Section 108 of the Housing and Community Development Act of 1974, as amended (“Section 108”). Under Section 108, HUD is authorized to guaranty notes or other obligations issued by eligible public entities; the proceeds from the sale of the notes are used by such public entities for eligible community development and economic development activities, including rehabilitation of privately owned or publicly owned housing. The HIT may purchase such notes in cases where the proceeds will be used to finance the construction or rehabilitation of housing, and may invest in mortgage loans for the construction or rehabilitation of housing if such mortgage loans are guaranteed under Section 108. Section 108-guaranteed notes have terms not exceeding 20 years and bear interest rates that are generally slightly higher than rates on Treasury obligations of comparable maturity. Under Section 108, the timely payment of all principal of and interest on the guaranteed note is guaranteed by the full faith and credit of the United States Government.

The HIT may also purchase federally guaranteed mortgage-backed certificates known as “Ginnie Mae securities.” Such certificates are issued by a mortgage banker or other lender and carry the right to receive principal and interest payments related to scheduled payments of principal and interest under one or more identified mortgages. These underlying mortgage loans are typically backed by FHA insurance. In the case of single family securities, they may also be backed by a VA guaranty. Full and timely payment under these mortgage-backed securities is guaranteed by Ginnie Mae and backed by the full faith and credit of the United States Government. These Ginnie Mae securities are readily marketable, generally at publicly quoted prices. Such Ginnie Mae securities generally bear interest at rates ranging from 0.25% to 0.50% less than the interest rates on the whole loans backing such securities, reflecting the cost of the servicing and Ginnie Mae guaranty of the mortgages in the pool. Further, the HIT may purchase Real Estate Mortgage Investment Conduit Securities (“REMICS”) collateralized by or representing an interest in a pool of Ginnie Mae mortgage-backed securities.

2.	Fannie Mae and Freddie Mac Investments

The HIT may invest up to 100% of its assets in investments related to Fannie Mae and Freddie Mac, which consist of (i) obligations issued or guaranteed by Fannie Mae or Freddie Mac, including Fannie Mae and Freddie Mac mortgage-backed securities backed by pooled mortgages, (ii) securities that are backed by Fannie Mae or Freddie Mac and are, at the time of their acquisition by the HIT, rated in one of the two highest categories by at least one nationally recognized statistical rating organization, and (iii) securities, including REMICS, that are collateralized by or representing an interest in a pool of Fannie Mae and Freddie Mac mortgage-backed securities. The backing referred to in clause (ii) may take the form of Fannie Mae mortgage-backed securities and Freddie Mac participation certificates. As of December 31, 2018, approximately 54.9% percent of the HIT’s assets were issued or guaranteed by Fannie Mae or Freddie Mac.

Fannie Mae and Freddie Mac are federally chartered corporations engaged principally in providing a secondary market for mortgage obligations. Neither Fannie Mae mortgage-backed securities nor Freddie Mac participation certificates, nor any other Fannie Mae or Freddie Mac securities, are federally insured or guaranteed. Fannie Mae and Freddie Mac are under U.S. government conservatorship. For more information regarding certain risks with respect to Mortgage Securities guaranteed by Fannie Mae or Freddie Mac, see “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS -- Risk Factors –13. Risks related to Fannie Mae and Freddie Mac Investments” below.

The mortgages backing Fannie Mae and Freddie Mac multifamily mortgage-related investments in which the HIT invests will (i) meet Fannie Mae or Freddie Mac standards, as applicable, (ii) carry competitive market yields at the time the HIT commits to acquire them, carry competitive market yields, and (iii) with respect to securities originally sourced by the HIT staff, be secured by real estate, on which any buildings, structures and improvements to be built or rehabilitated will be built or rehabilitated with 100% union labor.

Most of the single family Fannie Mae and Freddie Mac mortgage-backed securities purchased by the HIT to date have been backed by fixed-rate mortgage loans, although the HIT has the authority to acquire single family Fannie Mae and Freddie Mac securities which are backed by adjustable rate mortgage loans. The HIT anticipates that if prevailing interest rates for adjustable rate mortgage loans are more favorable to mortgagors than fixed rates, a larger portion of the single family Fannie Mae and Freddie Mac securities it purchases may be backed by adjustable rate mortgage loans. There are a wide variety of adjustable rate mortgage loans that may be used to back the single family Fannie Mae and Freddie Mac securities. These range from loans on which the interest rate is adjusted periodically (with adjustments occurring from every 6 months to annually to every 3 or 5 years) based upon a specified market index at the time of each adjustment, to loans which carry a fixed interest rate for a specified period of time (e.g., 3, 5, 7 or 10 years) after which the interest rate on the loan is adjusted annually based on a specified market index. Some types of the adjustable rate mortgage loans that may back single family Fannie Mae and Freddie Mac securities also have provisions under which they may be converted into fixed rate mortgage loans at the option of the mortgagor at specified times. With respect to the single family Fannie Mae and Freddie Mac securities backed by adjustable rate mortgage loans, Fannie Mae or Freddie Mac, as applicable, guaranties the timely payment of interest, based upon the interest rates borne by the underlying mortgage loans, as the same are adjusted from time to time, less applicable servicing and guaranty fees.

The HIT may also invest up to 20% of its assets in, among other things, (i) obligations, including corporate securities, issued or guaranteed by Fannie Mae and Freddie Mac, and (ii) securities backed by Fannie Mae or Freddie Mac, as long as such securities are rated in one of the two highest rating categories at the time of acquisition by at least one nationally recognized statistical rating organization. Both Fannie Mae and Freddie Mac issue a variety of debt securities in a wide range of maturities in the domestic and global capital markets to support their operations.

3.	Other High Credit Quality Mortgage Securities

The HIT is permitted to invest up to 100% of its assets in any securities that are secured by single family or multifamily mortgage loans and that are rated at the highest rating available by S&P Global Ratings (“S&P) (or a comparable rating by another nationally recognized statitstical rating agency) at the time of acquisition by the HIT. There can be no assurance that the rating by a rating agency would continue for any given period of time after the investment’s acquisition or that the rating will not be revised downward or withdrawn entirely by the rating agency if, in its judgment, circumstances so warrant. A downgrade in or withdrawal of the rating by an agency may signify an increase in the risk that the obligations issued or guaranteed by that entity would not be paid in accordance with their terms and would be likely to result in a reduction in the value of the related obligations, except to the extent that the HIT has obtained other forms of credit enhancement for the investment. The HIT is not required to dispose of any asset because of a downgrade in credit rating. See “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Investment Restrictions” below.

4.	Additional Information on Certain Securities with GSE and Federal Backing

The securities with Government-Sponsored Entity (“GSE”) or federal backing in which the HIT is authorized to invest can take many forms and have various features. For example, these securities can include contingent interest mortgage loans, which are mortgage loans on rental projects that provide for repayment of principal and base interest at a fixed rate, with such principal and base interest either insured by FHA or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac, and which also include separate contractual provisions obligating the borrower to pay additional interest based entirely on net or gross cash flow and/or net or gross proceeds upon sale, refinancing or disposition of the projects. This additional interest is not insured or guaranteed, and is sometimes referred to as “contingent interest.”

Similarly, securities with GSE or federal backing may include early repayment loans, which are Mortgage Securities that are insured by FHA or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac and that include a right to require the borrower to repay a mortgage loan prior to the regular maturity date of the mortgage loan after an initial period during which the loan cannot be called. In the case of such “early repayment” loans that are federally insured or guaranteed, while all principal and base interest would be insured or guaranteed by FHA or Ginnie Mae, the balloon repayment obligation would not be secured by the mortgaged real property or by any government insurance or guaranty.

Mortgage-backed pass-through or pay-through securities comprise another type of security with GSE or federal backing in which the HIT may invest if the securities are rated in one of the two highest rating categories of a nationally recognized statistical rating organization, such as S&P, at the time of acquisition, and are also backed by certain Mortgage Securities in which the HIT is otherwise authorized to invest. Mortgage-backed pass-through or pay-through securities are securities which may be issued by privately owned entities or public issuers and secured by mortgages or mortgage-related instruments such as FHA-insured or VA-guaranteed loans, Ginnie Mae securities or securities which are guaranteed by Fannie Mae or Freddie Mac, and provide certain characteristics and features that federally insured loans or guaranteed certificates do not. Although payment of the principal of, and interest on, such mortgage-backed securities may be secured by Ginnie Mae securities, FHA-insured loans, VA-guaranteed loans or securities which are guaranteed by Fannie Mae or Freddie Mac, such mortgage-backed pass-through or pay-through securities represent obligations solely of the issuer and will not themselves be guaranteed or insured by any governmental entity or instrumentality or any other entity.

State and Local Government Credit-Enhanced Mortgage Securities and Other Credit-Enhanced Mortgage Securities (“Credit-Enhanced Mortgage Securities”)

The HIT is authorized to invest up to 15% of the value of its assets at the time of acquisition in the following categories of investments combined.

1.	State and Local Government Credit-Enhanced Mortgage Investments

The HIT may invest in the types of state and local government credit-enhanced mortgage investments described below.

(a)       Full Faith and Credit. The HIT may invest in construction and/or permanent loans, or securities backed by construction and/or permanent loans or interests in such loans or securities, if such loans or securities are supported by a full faith and credit guaranty of a state or local government or agency or instrumentality thereof that has general taxing authority, without regard to the credit rating of such entity or the obligations acquired. There is no requirement that obligations acquired under this category be rated or ratable. If the state or local government or agency or instrumentality which provided such guaranty fails or is unable to meet its obligations thereunder, the HIT would be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value and performance of the investments. See “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Risk Factors-- 8. Real Estate-Related Risks” below. In addition, there can be no assurance that current or future economic difficulties facing certain local and state governments will not adversely affect the ability of state or local governments or agency or instrumentality thereof to meet their obligations.

(b)       Agencies or Issues Rated “A” or Higher. The HIT is permitted to invest in construction and/or permanent mortgage loans, or securities backed by construction and/or permanent mortgage loans, or interests in such loans or securities, provided that such loans or securities are issued or guaranteed, as the case may be, by a state or local housing finance agency with a general obligation rating of “A” or better by S&P (or a comparable rating by another nationally recognized statistical rating organization) at the time of the acquisition of the investment by the HIT and are (i) with full recourse (directly or by way of full indemnity or guaranty) to such agency’s general credit and assets, (ii) secured by recourse to such assets of the agency or by third-party credit enhancement as to provide, in the judgment of management, protection comparable to a pledge of the agency’s general credit, or (iii) backed by the “moral obligation” of the state in which such agency is located, in the form of the state’s commitment to replenish any insufficiencies in the funds pledged to debt service on the obligations or similar commitment. The HIT is also permitted to invest in such loans or securities issued or guaranteed by a state or local housing finance agency provided that the loans or securities have a rating of “A” or better by S&P (or a comparable rating by another nationally recognized statistical rating organization) at the time of the acquisition.

As indicated above, the HIT may acquire obligations that are backed by the “moral obligation” of the state in which the agency is located (without regard to the credit rating of such state), in lieu of recourse against the state or local agency. Obligations which are backed by the “moral obligation” of the related state could include loans from the HIT to the agency, securities issued by the agency or loans or participation interests in loans made by the HIT or the agency to the underlying borrower (or securities backed by a loan made by the agency to the borrower). However, these obligations would be secured by the state’s “moral obligation,” rather than by recourse against the agency or through third-party credit enhancement. However, the state’s “moral obligation” would not be a binding, legal obligation of the state to pay amounts due under the obligations acquired by the HIT and could not be enforced against the state or its general credit and assets.

There can be no assurance that the rating of an agency or of an issuance of “A” or better would continue for any given period of time after the HIT acquires an obligation issued or guaranteed by that agency, or that the rating would not be revised downward or withdrawn entirely by the rating entity if, in its judgment, circumstances so warrant. A downgrade in or withdrawal of the rating of an agency may signify an increase in the risk that the obligations issued or guaranteed by that agency would not be paid in accordance with their terms and would be likely to result in a reduction in the value of the related obligations, except to the extent that the HIT has obtained other forms of credit enhancement for the investment. The HIT would not be required to dispose of any asset that loses the relevant rating. See “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Investment Restrictions” below.

While a rating on an obligation is only the opinion of the company issuing it, does not provide any assurance of repayment and is subject to revision or withdrawal at any time by the assigning rating organization, such ratings do provide the prospective investor with some indication that the proposed structure and revenue analysis for the obligation satisfy the rating organization’s internal criteria for the applicable rating. However, the

HIT intends to undertake transactions under this authority selectively, and only after having made its own independent evaluation with respect to the experience, credit history and underwriting and management expertise of the agencies issuing or guaranteeing the obligations to be acquired.

(c)       State Insurance Funds/Programs. The HIT may invest in construction and/or permanent loans, or securities backed by construction and/or permanent loans, or interests in such loans or securities, if at least the first 75% of such loans or securities is supported under a state insurance or guaranty program by a state-related agency with a record of creditworthiness, as evidenced by a rating of the agency or the obligations issued or guaranteed by such agency, of at least “A” by S&P (or a comparable rating of another nationally recognized statistical rating agency) at the time of the acquisition of such investment by the HIT. A rating is only the opinion of the company issuing it and there can be no assurance that any such rating would continue for any given period of time after the insurance or guaranty is issued, or that it would not be revised downward or withdrawn entirely by the rating entity if, in its judgment, circumstances so warrant. A downgrade in or withdrawal of the rating may signify an increase in the risk to the HIT associated with the related investments and would be likely to result in a reduction in the value of the related obligations. The HIT is not required to dispose of these investments if the rating of an agency or the obligations issued or guaranteed by such agency is downgraded or withdrawn. See “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Investment Restrictions” below.

There is no requirement that obligations acquired under this category be rated or ratable.

If the state-related agency providing the guaranty for obligations acquired under this investment authority failed or is unable to meet its obligations thereunder, or if the guaranty or other credit enhancement is insufficient to cover all losses in the event of a default on a construction or permanent loan in which the HIT invests or which backs securities or interests in which the HIT invests, the HIT would be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value and performance of the investments. See “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Risk Factors-- 8. Real Estate-Related Risks” below.

The HIT believes that the foregoing state and local government credit-enhanced investments provide the HIT with considerable flexibility in creating investment opportunities for the HIT. In addition to the issues outlined above, the investments can involve certain risks not present with other authorized investments. Without requirements for ratings or access to taxing power, the credit determinations with respect to the proposed state and local government credit-enhanced investments could be more difficult to make, and their credit quality could be lower than that of other investments the HIT is permitted to make. The state and local government credit-enhanced investments may also be less liquid than most other investments authorized for the HIT. See “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Investment Restrictions” and “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Risk Factors-- 3. Redemption” below.

2.	Other Credit-Enhanced Mortgage Investments

The HIT may invest in other construction and/or permanent mortgage loans, or securities backed by construction and/or permanent mortgage loans or interests in such loans or securities, if the loans are made by any lender acceptable to the HIT and such loans or the securities backed by such loans are fully credit-enhanced or secured in a manner satisfactory to the HIT by: (i) cash placed in trust or in escrow with an independent third party satisfactory to the HIT on terms and conditions satisfactory to the HIT; or (ii) a letter of credit, insurance or other guaranty from an entity satisfactory to the HIT which has a rating (at the time of the HIT’s acquisition of the related loan, securities or interests in such loans or securities) which is at least “A” or better from S&P (or a comparable rating by another nationally recognized statistical rating organization).

A rating is only the opinion of the company issuing it and there is no assurance that the rating of the issuer of any letter of credit, insurance or other form of guaranty which collateralizes a construction and/or permanent loan investment acquired by the HIT will continue for any given period of time or that it will not be revised downward or withdrawn entirely by the rating organization if, in the rating organization’s judgment, circumstances so warrant. Any such downward revision or withdrawal of such rating may signify an increase in the risk to the HIT associated with the related investment and would be likely to result in a reduction in the value of the related obligation. The HIT is not required to dispose of privately credit-enhanced investments if the rating of the issuer of the related letter of credit, insurance or guaranty is downgraded or withdrawn. See “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Investment Restrictions” below. Notwithstanding any of the above, such a downward revision or withdrawal of a rating would not itself have any impact upon the flow of income from the project to the HIT.

If the issuer of any letter of credit, insurance or other form of guaranty which secures a credit-enhanced investment fails or is unable to meet its obligations under such letter of credit or other guaranty, the HIT would be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value and performance of the investments. See “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Risk Factors--8. Real Estate-Related Risks” below.

Direct Lending

The HIT is permitted to invest up to 10% of the value of its assets at the time of purchase in the following categories of investments combined.

1.	Bridge Loans

Bridge loans are short-term loans that provide interim financing until a borrower receives funds from other sources. The HIT is permitted to invest in certain bridge loans or interests in bridge loans related to multifamily developments that have allocations or other rights to receive state or federal tax credits (“Bridge Loans”). The state or federal tax credits may be of any type, however, the Trust expects that its investments will primarily involve Low Income Housing Tax Credits (“LIHTCs”) under Section 42 of the Internal Revenue Code of 1986, as amended (the “IRC”) or Rehabilitation Tax Credits (“RTCs”) under Section 47 of the IRC.

Borrowers on LIHTC projects are eligible to receive tax credits which may be used dollar-for-dollar to offset federal taxes otherwise due, subject to certain limitations. LIHTCs are provided in substantially equal annual amounts to owners of the development over a ten-year period, generally commencing in the year in which the units of each building are placed in service, or at the election of the owner of the development in the year following the year the building is placed in service. RTCs are generally credits against federal income tax liability for costs incurred for the rehabilitation of certain qualified buildings. Rehabilitation includes renovation, restoration and reconstruction. In general, the RTC is equal to 10% of the amount of qualified rehabilitation expenditures for certain non-residential buildings placed in service before 1936 and 20% of the amount of qualified rehabilitation expenditures for certified historic structures, subject to certain limitations. The full amount of the RTC may be claimed in the year in which the property is placed in service. RTCs are often used by developers to complete the adaptive reuse of schools, office buildings and factory buildings for use as multifamily rental housing in urban markets.

Sponsors of tax credit projects frequently sell ownership interests in their projects to investors who want to receive the benefits of the tax credits. The tax credits, as applicable, are available to owners in proportion to their ownership interests in the development. Investors generally agree to pay for their ownership interests in the development (and, consequently, for the benefit of owners of developments which receive the tax credits) in installments over the construction, rent-up and later periods, as negotiated on a case by case basis.

The investor generally makes an initial payment upon admission to the ownership entity and pays subsequent installments as various milestones are achieved. Such milestones may include lien free completion of construction and achievement of stabilized occupancy for an agreed period of time. Payment obligations are generally evidenced by notes or contractual agreements.

Because all of the proceeds of the sale of tax credits are not available at or before the time construction commences, development sponsors generally need funds to make up the difference between the construction financing and other sources of funds available and the total development cost of the development. Accordingly, it is customary for sponsors to obtain bridge loan financing at or prior to the closing on the construction loan financing to close this gap. It is generally contemplated that the bridge loan financing will be repaid from the payments due from the tax credit investors as the development is constructed and reaches the achievement milestones required by the tax credit investors. Unlike other construction financing, Bridge Loans are not usually secured by a mortgage or other lien on real property. Instead, such Bridge Loans are normally backed by the maker of the obligation, guaranteed by the development sponsor or other party and secured by the ownership interests in the development owner. The HIT will look to structure any Bridge Loans to help minimize the HIT’s risks on such loans and will invest in Bridge Loans only in cases where such loans have been approved by the Trust in accordance with the Trust’s underwriting guidelines.

There is no requirement that a Bridge Loan be rated or ratable.

Any Bridge Loan will be paid down in a manner approved by the HIT as capital contributions are made by the tax credit investors, although not all of the proceeds of investor payments will be required to reduce the HIT’s loan if the HIT so approves. Other sources of financing may also be used to pay down Bridge Loans.

Unlike most other assets in which the HIT invests, Bridge Loans may not be secured by mortgages on real property, are not directly related to payments on first-lien mortgage loans, and are not insured or guaranteed by the federal government or any other entity such as Fannie Mae or Freddie Mac. However, as described above, Bridge Loans will normally be backed by the maker of the obligation, guaranteed by the development sponsor or other party and secured by the ownership interest in the development owner.

The borrower’s obligation to make principal and interest payments on a Bridge Loan will not be contingent on the borrower’s receipt of investor payments. However, the development owner may depend on investor payments to obtain the funds with which to make payments on a Bridge Loan. Payments to the development owner from its investors in turn may be dependent on certain factors relating to completion, rent-up, other matters relating to the tax credits and otherwise. The HIT expects that on such investments it will consider the credit of the guarantor or obligor, as well as the tax credit investors’ ownership interests in the development owner. More broadly, however, the HIT will only enter into Bridge Loan transactions that have been approved in accordance with the HIT’s underwriting guidelines, which have been designed to enhance the likelihood that the HIT will invest only in credit-worthy Bridge Loans. Such underwriting guidelines will address the viability of the project in its market, the availability of subsidies, the degree of local governmental support, and the experience of the tax credit investors and other parties, among other factors. The HIT also believes that any additional risk associated with bridge loans, as compared to the HIT’s other authorized investments, will be offset by the higher interest rates payable on Bridge Loans.

The investments in this category are subject to real-estate related risks that could have a material adverse effect on the value and performance of the investments. See “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Risk Factors-- 8. Real Estate-Related Risks” below.

2.	Direct Mortgage Loans.

The HIT may invest in certain construction and/or permanent mortgage loans or securities backed by such loans (or interests in such loans or such securities) that meet specified underwriting criteria but which are not necessarily guaranteed, insured or backed by any collateral other than the mortgage on the project (“Direct Mortgage Loans”). The total principal amount of such investments in Direct Mortgage Loans, together with Bridge Loans described above, shall not exceed 10% of the value of all of the HIT’s assets at the time of purchase. Such investments must meet underwriting criteria or other requirements specified in the Declaration of Trust including:

(a)	in the case of construction and/or permanent mortgage loans related to projects that have evidence of support from a state or local government (or an agency or instrumentality thereof), that the loan-to-value ratio not exceed 60% (or, 80% if the HIT receives mortgage insurance or another form of guaranty or credit support of the HIT’s investment in an amount which will cover all losses down to a 60% loan-to-value level, or the project receives the benefits of LIHTCs), that the state or local government (or an agency or instrumentality thereof) or a tax-exempt foundation make or facilitate a financial contribution in the project and that the minimum debt service coverage for these projects at stabilization be at least 1.15, based upon the HIT’s projections of future income and expenses; and

(b)	in the case of construction and/or permanent mortgage loans financing of market rate projects, that the loan-to-value ratio not exceed 60% (or 80% if the HIT receives mortgage insurance or another form of guaranty or credit support of the HIT’s investment in an amount which will cover all losses down to a 60% loan-to-value level) and that the minimum debt service coverage be at least 1.25 at stabilization, based upon the HIT’s projections of future income and expenses.

There is no requirement that the obligations acquired by the HIT under this category be rated or ratable.

The investments in this category are subject to real-estate related risks that could have a material adverse effect on the value and performance of the investments. See “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Risk Factors-- 8. Real Estate-Related Risks” below.

In evaluating investments in all categories of Credit-Enhanced Mortgage Securities, Bridge Loans, and Direct Mortgage Loans, the HIT staff may consider, among other factors: (i) the experience, past performance, credit rating, competence and managerial and marketing ability of prospective project developers; (ii) the geographic area; (iii) the location, construction quality, condition and design of the project; (iv) the projected loan-to-appraised value ratio and underlying assumptions on which such projections are based; (v) the current and projected cash flow; (vi) the potential for capital appreciation; (vii) the occupancy, supply of and demand for properties of similar type in the vicinity; (viii) the prospects for liquidity through sale, financing or refinancing of the project; and (ix) such other factors as become relevant in the course of the evaluation process. In evaluating such underwriting criteria, the HIT may retain consultants to assist HIT staff.

New Markets Tax Credits Loans (“NMTC Loans”)

The HIT may also invest up to 3% of its assets, determined at the time of purchase, in loans to certain special purpose investment funds to facilitate the utilization of New Markets Tax Credits (“NMTCs”). The NMTC Program is a federal program run by the Community Development Financial Institutions Fund of the U.S. Department of Treasury which provides tax credits to equity investors who invest in businesses operating in low-income areas, including those businesses that engage in creation of housing and other construction activities. The purpose of the NMTC program is to provide persons and/or entities in identified low-income areas access to capital by providing NMTCs that provide capital at lower a cost and on better terms than would be otherwise available in the market.

NMTC Loans made by the HIT must meet certain underwriting criteria and other requirements. NMTC Loans made by the HIT must be to special purpose investment funds (either directly or indirectly through Building America CDE, Inc., the HIT’s wholly owned Community Development Entity (“Building America” or the “CDE”)). The special purpose investment fund facilitates the utilization of NMTCs, participates with the CDE (or its designated subsidiary) in the NMTC transaction, and uses a portion of the loan for the acquisition and construction and/or rehabilitation of housing or mixed-use projects or healthcare facilities. In addition, the CDE must hold bare legal title to an investment security (the “Investment Security”) in the form of (i) an interest in mortgage-backed securities guaranteed by Ginnie Mae or (ii) certain mortgages or interests in mortgages in which the HIT is otherwise authorized to invest, and the principal amount of such Investment Security must be at least equal to the amount loaned to the investment fund. Further, the CDE (or its designated subsidiary) must be expected to hold bare legal title to the Investment Security throughout the holding period required by NMTC rules and the HIT or the CDE (or its designated subsidiary) must have the right to receive the Investment Security at the end of such holding period. Additionally, in the event of default on the mortgage comprising or securing the Investment Security, the HIT (or the CDE) shall have the right to direct the reinvestment of the proceeds from the liquidation of the Investment Security to the extent permitted by the NMTC regulations under generally the same requirements as those listed in this section.

Other Securities

The HIT may invest 20% of its assets in the following categories, taken together: (i) securities issued by the U.S. Treasury, (ii) obligations, including corporate securities, issued or guaranteed by Fannie Mae and Freddie Mac or any of the Federal Home Loan Banks (“FHLBs”), (iii) securities backed by Fannie Mae, Freddie Mac, or the FHLBs, as long as such securities are rated in one of the two highest rating categories at the time of acquisition by at least one nationally recognized statistical rating organization, and (iv) Commercial Mortgage Backed Securities

(“CMBS”), as long as such securities are rated in the highest rating category by at least one nationally recognized statistical rating organization (collectively “Other Securities”). United States Treasury and FHLB obligations and CMBS are described below and Fannie Mae and Freddie Mac obligations are described above under the captions “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS -- Fannie Mae And Freddie Mac Securities” above.

1.	United States Treasury Obligations

The United States Treasury sells marketable bills, fixed-principal notes and bonds, inflation-indexed notes and bonds, and other similar instruments in regularly scheduled auctions. The full faith and credit of the United States guarantees the timely payment of principal and interest on Treasury securities. Marketable bills, fixed-principal notes and bonds and inflation-indexed notes and bonds are freely transferable and are traded in the capital markets. They are issued in book-entry form and may be purchased through financial intermediaries or directly from the Treasury.

2.	Federal Home Loan Bank Obligations

The Federal Home Loan Bank System consists of eleven regional FHLBs and the FHLBs’ Office of Finance and is supervised and regulated by the Federal Housing Finance Agency. The Federal Housing Finance Agency is an independent agency in the executive branch of the United States government created on July 30, 2008 by the Housing and Economic Recovery Act of 2008, which combined the staffs of the Federal Housing Finance Board (the previous FHLB regulator) the Office of Federal Housing Enterprise Oversight (“OFHEO”) and the GSE Mission Office of HUD. It has a director who is appointed by the President and confirmed by the United States Senate and a board that consists of the director, the Secretary of the Treasury, the Secretary of HUD and the Chairman of the SEC. The Office of Finance is a joint office of the FHLBs established by the Federal Housing Finance Board to facilitate the issuance and servicing of consolidated obligations of the FHLBs. The Federal Home Loan Bank system was created by Congress in 1932 to improve the availability of money to support home ownership. The FHLBs make loans, called advances, to their members and eligible nonmember mortgagees, which are secured by mortgages and other collateral pledged by the members and mortgagees. Advances generally provide funds for mortgage originations and portfolio lending and also may be used to provide funds to any member “community financial institution” for loans to small business, small farms and small agribusiness.

Since January 2, 2001, the FHLBs have issued debt securities through the Office of Finance as their agent. FHLBs debt securities include discount notes, bonds with fixed rates and fixed maturities, callable bonds, putable bonds, variable rate bonds and global bonds. Discount notes generally have maturities ranging from 1 to 360 days and bonds generally have maturities ranging from 1 year to 10 years, but the bonds are not subject to any statutory or regulatory limits on maturity. These securities are sold through a dealer network or as direct placements. These securities are joint and several obligations of the eleven FHLBs and are backed solely by the resources of the FHLBs. As of March 31, 2019 all long-term debt securities issued by the Federal Home Loan Bank system carried “AA+” ratings from S&P, AAA from Fitch, and “Aaa” ratings from Moody’s. Each FHLB is required to operate in such a manner and to take whatever actions are necessary to ensure that the FHLBs’ debt securities receive and maintain the highest credit rating from any nationally recognized statistical rating organization that currently rates such securities. FHLBs debt securities are not obligations of the United States and are not guaranteed by the United States.

Each of the eleven regional FHLBs is an instrumentality of the United States organized under the authority of the Federal Home Loan Bank Act of 1932, as amended. Each is a privately capitalized, separate corporate entity and has its own management, employees and board of directors. Each FHLB is a cooperative in that only member institutions own the capital stock of the FHLB and receive dividends on their investment. Each FHLB conducts business almost exclusively with member institutions and the majority of directors of each FHLB is elected by and from its membership. Additional information about the FHLBs can be found in the FHLBs’ Combined Financial Report and on its website at www.fhlbanks.com or at www.fhfa.gov.

3.	Commercial Mortgage-Backed Securities

CMBS are generally multi-class pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial properties, including multifamily housing, office buildings, shopping centers, retail space, hotel, motel and other hospitality properties, mobile home parks, self-storage facilities and industrial and warehouse properties. The underlying mortgage loans are often balloon loans, rather than loans which amortize over their terms and the properties securing the mortgage loans which back the CMBS may also be subject to subordinate debt and/or mezzanine debt. As with the bulk of the HIT’s current housing-related investments, principal and interest payments from the underlying mortgage loans are passed through from the borrowers to the holders of the CMBS by the servicer. Typically, a CMBS transaction contains several different classes or “tranches” with varying exposure to default, prepayment and interest rate risk. A CMBS issue is often structured by “credit-tranching,” i.e., creating bonds with ratings from AAA to unrated by the use of subordination. Each CMBS tranche typically receives an interest payment with principal distributed in a sequential manner beginning with the highest rated tranche. Typically, all principal and prepayments are first allocated to the current amortizing tranche, and when that tranche is paid off, principal and prepayments flow to the next tranche in a “waterfall.” In credit-tranched CMBS issues, the loss and paydown tranches are typically reversed, and the highest rated classes are therefore the last to be affected by losses and usually the first to receive the early payment of principal.

Mortgage Securities Supported By More Than One Form of Credit Enhancement

The HIT may also invest in construction and/or permanent loans or securities or obligations backed by construction and/or permanent loans or interests in such loans, securities and obligations which are supported by any combination of two or more of the types of credit enhancement which must support Mortgage Securities in which the HIT is otherwise authorized to invest, as described above, as long as all of the principal component of such loans, or securities or obligations backed by such loans or interests therein are fully collateralized by one or more of such types of credit enhancement. The multiple forms of credit enhancement may be combined either concurrently or sequentially.

Pre-Construction Commitments

The HIT may enter into pre-construction commitments to provide permanent financing upon satisfactory completion of a specified project. Such commitments, commonly known as permanent financing or take-out commitments, are often a precondition to the ability of a developer to obtain a construction loan. The HIT may receive good-faith deposits for such permanent financing commitments, but such deposits are not expected to be a major source of HIT income. In contrast to a company hoping to earn a standby commitment fee without investment, the HIT will make permanent financing commitments with the purpose and ability to acquire the Mortgage Security.

Because complete funding of construction and permanent mortgage loans requires up to three years after making a financing commitment, the HIT estimates the amount of funds it expects to have available for investment from principal payments and prepayments on existing Mortgage Securities, dividend reinvestment and sales of additional Units to new or existing Participants. Loan commitments are made after considering reasonable projections of available funds. While the HIT’s short-term cash balances will generally be less than its outstanding financing commitments, this commitment policy reduces the amount of assets the HIT would otherwise invest in lower yielding, short-term investments. In addition to short-term liquid assets and amounts projected to be available, the HIT also maintains, in a segregated account, highly liquid government securities in an amount that is at least equal to outstanding financing commitments. If, however, a substantial amount of the funds projected to be available are not in fact received and it is not possible or not prudent to liquidate securities in the segregated account, the HIT would either borrow funds pursuant to lines of credit previously established with commercial banks (in accordance with applicable asset coverage requirements) or sell long-term assets to raise the cash necessary to fund the financing commitments.

Forward Commitments

The HIT invests in Mortgage Securities originated under forward commitments, in which the HIT agrees to purchase an investment either in or backed by mortgage loans that have not yet closed. For Mortgage Securities backed by multifamily projects to be built, the HIT typically agrees to a fixed interest rate and purchase price for Mortgage Securities delivered in the future. It is possible that Mortgage Securities for which the HIT has issued commitments may not be delivered, particularly in periods of declining interest rates.

The HIT typically seeks to reduce the likelihood of non-delivery of Mortgage Securities backed by multifamily projects and certain single family loans by including in its commitments provisions related to good faith deposits, damages for non-delivery, rights of first refusal and, in some cases, liens on the properties. These mechanisms help assure delivery of the related Mortgage Securities, but there is no guarantee that all investments the HIT commits to purchase will actually be delivered to the HIT, or that the deposit will cover all of the lost value of any Mortgage Security not delivered as required. As with Pre-Construction Commitments, the HIT maintains, in a segregated account, highly liquid government securities in an amount that is at least equal to outstanding forward commitments.

Other Liquid Investments

The HIT may invest funds in liquid instruments until they can be placed in Mortgage Securities or other investments meeting HIT investment objectives. Such liquid investments permitted by the Declaration of Trust include: United States Treasury issues; federal agency issues; commercial bank time certificates of deposit and savings bank deposits in banks insured by the Federal Deposit Insurance Corporation (through the Bank Insurance Fund); savings and loan association deposits insured by the Federal Deposit Insurance Corporation (through the Savings Association Insurance Fund); bankers acceptances (drafts or bills of exchange accepted by a bank or trust company that guaranties payment thereof); commercial paper rated as category A-1 by S&P (or a comparable rating by another nationally recognized statistical rating agency); collateral loans and warehousing agreements (temporary assignments of mortgage notes or mortgage-backed securities) secured by mortgages on FHA-insured or VA-guaranteed single family homes or FHA-insured multifamily projects; and interests (including repurchase agreements, that is, purchase of securities accompanied by an agreement to resell the securities at a later date) in United States Government securities pledged by a bank or other borrower to secure short-term loans from the HIT.

The HIT also may invest funds temporarily in registered investment companies investing predominantly in United States Treasury issues or federal agency issues. Investments in other registered investment companies are restricted as follows:

(a)	Such securities acquired by the HIT shall not exceed 3% of the total outstanding voting stock of any investment company;

(b)	The total value of such securities acquired by the HIT in any one investment company shall not exceed 5% of the HIT’s assets; and

(c)	The total value of such securities acquired by the HIT in all investment companies shall not exceed 10% of the HIT’s assets.

Total Return Swap Agreements in Connection with Tax-Exempt Bonds

The HIT is permitted to sell its investments in tax-exempt bonds to a counterparty and simultaneously enter into a Total Return Swap contract (“TRS Contract”) under which the HIT retains the mark-to-market risk of the bonds and agrees to pay a variable interest rate in exchange for interest payments equal to the bond coupon. The HIT may only enter into such TRS Contracts with counterparties that are rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations. A TRS Contract is a contract in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of a reference asset (in this case a tax-exempt bond backed by a mortgage securing a multifamily property), which includes both the income it generates and gains or losses related to price change of the bonds. The total notional value of the tax-exempt bonds involved in such TRS Contracts that are outstanding from time to time may not exceed 10% of the value of all the HIT’s assets. The HIT will segregate (or identify on its books) an appropriate amount of cash or liquid assets with its custodian or otherwise cover its current obligations under TRS Contracts in accordance with current regulations and policies applicable to the HIT. The HIT claims an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and, therefore, is not subject to the registration or regulation as a commodity pool under the CEA.

Investment in Complementary Entities

The HIT’s Declaration of Trust permits the HIT to form and own business entities that may help it generate potential investments in which the HIT is otherwise permitted to invest, including those that facilitate or promote housing construction utilizing union labor, the construction of housing or the availability of mortgage loans for union members. The HIT currently wholly owns HIT Advisers LLC (“HIT Advisers”), a Delaware limited liability company, directly (99.9%) and indirectly through HIT Advisers Managing Member (0.1%), which is also a wholly owned subsidiary of the HIT. HIT Advisers was formed by the HIT to provide investment advisory services to external parties and has a wholly owned subsidiary, Building America, which is a community development entity that facilitates transactions that use New Markets Tax Credits.

Portfolio Turnover

The portfolio turnover rate decreased from 24.63% in 2017 to 15.31% in 2018. Turnover is mainly impacted by trading for relative value and for interest rate risk management and by the need to invest cash received as new subscriptions, interest income and prepayments.

Proxy Voting

The HIT invests exclusively in non-voting securities (except for shares in mutual funds holding short-term or overnight cash, if applicable) and has not deemed it necessary to adopt policies and procedures for the voting of portfolio securities. The HIT has reported information regarding how it voted in matters for which it was entitled to vote during the most recent twelve-month period ended June 30, 2018 in its most recent filing with the SEC on Form N-PX, which is available on the SEC’s website at http://www.sec.gov. Participants may also obtain a copy of the HIT’s report on Form N-PX, without charge, upon request, by calling the HIT collect at 202-331-8055.

Disclosure of Portfolio Holdings

The HIT endeavors to make its portfolio holdings available each month on its website approximately seven business days after month-end. The HIT may provide earlier or different disclosure with respect to the HIT’s portfolio securities, upon request, to its Participants, their advisers or consultants, and to certain consultants and third-party service providers engaged by the HIT. In accordance with HIT policies and procedures, all such disclosures made on request are subject to the requirement that such information be kept confidential and are subject to such prohibitions on trading or other misappropriation of the information as deemed appropriate by the HIT’s legal department. In addition, such disclosure of the HIT’s portfolio securities to any parties must be pre-approved by an officer of the HIT and the HIT’s legal department, and notice must be given to the HIT’s Chief Compliance Officer. This clearance process is designed to ensure that the disclosure of any information about portfolio securities is in the best interests of the Participants, and the policy has been approved by the Board of Trustees. No compensation or other consideration is received by the HIT or any other party in connection with the disclosure of information about portfolio securities. Pursuant to the HIT’s Declaration of Trust and By-Laws, the Board of Trustees has delegated authority to the officers of the HIT to manage the business of the HIT, which includes disclosure about portfolio securities.

The HIT has entered into a non-disclosure agreement with a valuation firm to provide it with certain portfolio holdings information on a daily basis for the purpose of assisting the custodian in producing an estimated daily valuation of HIT’s assets. This estimated daily valuation may be used by a HIT Participant that calculates its own NAV on a daily basis and, if so, will be disclosed on the HIT’s website at the close of each business day. (See “VALUATION OF UNITS” in this SAI for additional information.) The HIT has also entered agreements under which it provides securities holdings information to its custodian, fund accounting service provider, independent auditor, valuation consultant and valuation validation service provider. This disclosure is subject to the procedures and limitations as described above. None of these third parties is authorized to disclose holding information to any person.

Senior HIT management has determined that due to the nature of the HIT’s portfolio holdings, there is no material risk that the disclosure of such holdings would lead to front-running or other predatory trading practices (such as trading ahead) that could adversely impact the HIT’s performance. In addition, senior HIT management has determined that because the HIT values its portfolio monthly, and permits purchases and redemptions only on a monthly basis, there is no material risk that an investor could engage in market timing to the detriment of other HIT participants.

Other HIT Policies

Generally, the Mortgage Securities in which the HIT proposes to invest will ordinarily be serviced by mortgage banks or other mortgage servicing institutions, such as commercial banks, located throughout the United States. Such institutions are generally compensated for their services at rates that vary from 0.05% to 0.75% per annum, calculated monthly, on the then current outstanding principal balance in the case of permanent first mortgage loans, and at rates of 0.125% to 0.25% per annum or more of the outstanding balance in the case of construction loans.

The HIT is authorized to invest in Mortgage Securities backed by projects anywhere in the United States. The HIT will invest only in Mortgage Securities which provide yields competitive with those then generally prevailing in the market taking into consideration all factors relevant to an appropriate evaluation of risk and return and the overall objectives of the HIT. Among Mortgage Securities of comparable yield, the HIT will, if possible, invest in projects in geographic areas in which Participants or their members are located.

As a portfolio management and risk mitigation strategy, the HIT will from time to time buy or sell Mortgage Securities and Other Securities in order to prevent fluctuations in the weighted average maturity of its portfolio, to manage the duration of the portfolio or to maintain a desirable level of portfolio diversification. Moreover, the HIT remains free to dispose of Mortgage Securities and Other Securities at any time to meet objectives of the HIT, generally on the basis of changed circumstances or market conditions. The short-term liquid assets in which the HIT may temporarily invest are subject to a very high turnover rate. Fees associated with the purchase, sale or redemption of such liquid assets are nominal. The HIT does not currently pay service fees on amounts that it invests in overnight cash through its custodian, however, it may be required to pay such fees in the future. In addition, it may indirectly pay Acquired Fund Fees and Expenses to the extent that the HIT sweeps its short-term liquid assets into mutual fund vehicles.

The HIT’s Mortgage Securities are directly or indirectly secured by mortgages or liens on real estate, resulting in a concentration of investments in the mortgage and mortgage finance sector of the real estate industry. For purposes of the Investment Company Act, “concentration” means a fund having more than 25% of its net assets invested in any one industry.

a.       Investment Restrictions

The HIT has adopted the restrictions listed below as fundamental policies. Under the Investment Company Act, a fundamental policy is one which cannot be changed without the approval of the holders of a majority of the HIT’s outstanding Units.

The HIT will not:

(a)	concentrate its investments in any industry except the real estate industry as set forth above (i.e., in fixed income securities in the mortgage and mortgage finance sector of the real estate industry);

(b)	permit less than 55% of the mortgages and mortgage-backed securities acquired by the HIT or backing Mortgage Securities acquired by the HIT to be federally insured or guaranteed or issued or guaranteed by Fannie Mae or Freddie Mac with respect to the payment of principal and interest or in cash or short-term investments including United States Treasury issues, repurchase agreements, federal agency issues, mutual funds that invest in such securities, certificates of deposit and other obligations of domestic banks, commercial paper, collateral loans and warehousing agreements and instruments which are liquid but which may or may not be secured by real estate or by federal guarantees or insurance (“Short-Term Investments”);

(c)	originate or purchase any Mortgage Security secured by a project involving new construction or rehabilitation unless the buildings, structures or other improvements to be built on the real estate subject to such mortgage will be built or rehabilitated by 100% union labor;

(d)	issue senior securities, except as permitted by (i) the Investment Company Act and the rules and regulations thereunder, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief from the SEC, SEC staff, or other authority;

(e)	borrow money, except as permitted by (i) the Investment Company Act and the rules and regulations thereunder, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief from the SEC, SEC staff, or other authority, provided that not more than 50% of the HIT’s assets will be used as security for such borrowings;

(f)	sell any securities short;

(g)	write put and call options;

(h)	underwrite the securities of other issuers, except that the HIT may resell to other financing institutions all or a portion of the Mortgage Securities acquired by the HIT in transactions exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”);

(i)	purchase or sell real estate (other than real estate mortgage loans and construction loans) except for real estate acquired through the foreclosure of mortgage loans and construction loans held by the HIT;

(j)	purchase or sell commodities or commodities futures contracts;

(k)	lend any assets of the HIT except as permitted (i) the Investment Company Act and the rules and regulations thereunder, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief from the SEC, SEC staff; or other authority; or

(l)	invest more than 15% of assets in securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by HIT.

b.       Risk Factors

The primary risks in investing in Units of the HIT are summarized in the Prospectus under the caption “MORE ON PRINCIPAL INVESTMENT RISKS.” The following section contains a fuller discussion of the risks associated with investing in Units of the HIT.

1.	Market Risk

The value of investments owned by the HIT may go up or down, sometimes rapidly or unpredictably. If the value of investments owned by the HIT falls, the value of a Participant’s investment in the HIT will decline. The value of investments held by the HIT may fall due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates or adverse investor sentiment. Periods of economic downturn may cause a significant decline in the value and liquidity of some investments and the disruption of markets. Adverse market conditions may be prolonged and may not have the same effect on all types of investments. Certain of these general risks are discussed in more detail in the more specific categories below.

2.	Fluctuating Interest Rates

The market value of the HIT’s investments and the resulting net asset value of the HIT portfolio will fluctuate with changes in market interest rates. Generally, when market interest rates rise, the net asset value of the HIT will decline; Participants who redeem Units in such circumstances will suffer the resulting loss in value of HIT assets. Conversely, in certain periods of declining interest rates, investments held by the HIT will generally increase in market value but some investments may be prepaid by the various borrowers or other obligors so that anticipated yields on such investments may not be realized.

Scheduled payments of principal and any prepayments will be reinvested at prevailing interest rates, which may be less than the rate of interest for the investments on which such payments are made. In addition, to the extent the HIT purchases investments at a premium (i.e., an amount in excess of the principal amount of the asset purchased), partial prepayments of principal would reduce the yield to the HIT and, in the event of complete prepayment, the HIT would be unable to recover or recoup the premium.

Recent Federal Reserve actions and statements have indicated a reversal in monetary policy and a new intent to keep the federal funds rates steady after a period of normalizing rates higher. Markets have responded to this and other economic news by moderating expectations of interest rate increases. Nevertheless, market interest rates are difficult to predict, and in recent years they have been low in historic terms and may revert to historic trends. As a result, under current market conditions there may be a risk of future increases in rates, which, as explained above, may lead in turn to declines in the value of fixed-income assets, including those held by the HIT. Because longer-term fixed-income assets may be more sensitive to interest rate changes, rising interest rates pose a heightened risk to funds, such as the HIT, whose portfolio includes such assets.

3.	Redemption

Although registered investment companies generally must value their assets and accept redemption requests daily, the HIT is permitted to value its assets and accept redemption requests no more often than quarterly, by virtue of an exemptive order received from the SEC. See “BUYING AND SELLING UNITS IN THE HIT—Selling or Redeeming Units” in the Prospectus. The HIT has obtained an exemption from generally applicable redemption requirements on the grounds that the interests of its participants will make investment and redemption other than on a quarterly basis unnecessary and that daily valuation of the portfolio investments would be unduly burdensome. The Board of Trustees has, however, authorized investments and redemptions for the HIT on a monthly basis instead of a quarterly basis.

For the fiscal year ended December 31, 2018, total redemptions came to $396.4 million, or 6.6% of the HIT’s average net assets. Frequent redemptions may interfere with the efficient management of the HIT’s portfolio, increase portfolio transaction costs and have a negative effect on the HIT’s long-term Participants. Adverse market conditions may prompt investors to increase redemptions. Pursuant to Rule 22e-4 under the Investment Company Act, the HIT may not acquire any illiquid investment if, immediately after the acquisition, the HIT would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid investment is defined as any investment that the HIT reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

4.	Limited Resale Market for Certain Types of Investments

Securities which are federally insured or guaranteed or are issued or guaranteed by Fannie Mae or Freddie Mac are very liquid and an active secondary market for such investments exists. Prices for these investments are often publicly quoted. If federal assistance to Fannie Mae or Freddie Mac is ended at a time when they do not generate enough income to pay all of their obligations or if federal assistance is insufficient to satisfy all of guaranty obligations of Fannie Mae and Freddie Mac, the liquidity of the related securities would be adversely affected. There is no similar secondary market for other investments which are not federally insured or guaranteed or which are not issued or guaranteed by Fannie Mae or Freddie Mac or which are backed by loans or securities that are not federally insured or guaranteed or not issued or guaranteed by Fannie Mae or Freddie Mac. Such investments may be difficult to sell, or illiquid, particularly during times of market turmoil. A number of factors constrain the marketability of investments that are not federally insured or guaranteed, that are not issued or guaranteed by Fannie Mae or Freddie Mac, or that are backed by loans or securities that are not federally insured or guaranteed or not issued or guaranteed by Fannie Mae or Freddie Mac. These include the fact that many of these investments are structured in a “one-off,” rather than standardized, manner because they are tailored to the specific needs of the project to be financed. Since these investments are tailored in such a fashion, published quotes do not exist and potential purchasers must be contacted individually. Administrative loan servicing requirements and costs and other factors restrict the resale market for single family mortgage loans to some extent. The large denominations of investments related to multifamily projects, intermediate care facilities, assisted living facilities and nursing homes restrict the number of buyers interested in them. In the case of any investment with a long-term maturity, the market is apt to be more limited than for investments of shorter maturity. Required liquidation of long-term investments in an unfavorable market could result in significant losses. In addition, dealers in recent years have generally reduced their market making capacity in fixed-income assets, which has the potential to lower liquidity for certain assets.

The market for construction period investments is affected by the uncertainties inherent in building construction. If an investment is sold during the construction period, the purchaser customarily will seek assurances as to the status of construction, the nature of the permanent financing commitment and other matters relating to the underlying project. These and other factors may cause delays in the event a decision is made to sell construction period investments.

5.	Defaults on Loans

Defaults on loans can occur for a variety of reasons, including those described below under the caption “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Risk Factors -- 8. Real Estate-Related Risks.” The HIT may experience certain losses in the event of default on the loans, which either comprise or directly or indirectly back the HIT’s investments. To a limited extent, this is true even for federally insured or guaranteed loans. Losses on federally insured or guaranteed loans can occur as a result of: (i) the requirement in some cases that the holder of a mortgage loan in default generally pay an assignment fee of 1% when receiving an insurance settlement; (ii) the requirement in some cases that the holder of the mortgage loan obtain title to the property, through foreclosure or otherwise, in order to obtain an insurance settlement; (iii) the fact that federal agencies can, in some cases, settle insurance obligations by payment in debentures rather than in cash; (iv) possible offsets of insurance proceeds against amounts held by the HIT or mortgage banker; (v) loss of certain interest payments upon default that are not covered by certain FHA insurance programs; (vi) costs of foreclosure and related costs; (vii) errors or omissions by the mortgage banker or fraud or material misstatements by a borrower which result in a reduction in the insurance proceeds, including in cases where the HIT has acted as an originator; (viii) loss of premiums even if principal and interest is repaid; and (ix) other reasons.

For VA-guaranteed loans not included in Ginnie Mae pools, it is possible that the amount of the loss will exceed VA’s maximum loss exposure under its guaranty. If this were to occur, the HIT would bear the portion of the loss not covered by VA’s guaranty.

The HIT may invest in certain loans or securities, which, in addition to principal and base interest insured or guaranteed by FHA, VA or Ginnie Mae, or guaranteed by Fannie Mae or Freddie Mac, include separate uninsured obligations. These investments may consist of (i) federal government- related, Fannie Mae and Freddie Mac contingent interest mortgage loans which include separate contractual provisions obligating the borrower to pay additional interest based entirely on net or gross cash flow and/or net or gross proceeds upon sale, refinancing or disposition of the project (the contingent interest) and (ii) mortgage loans that include a right to require the borrower to repay a mortgage loan prior to the regular maturity date of the insured mortgage loan. See “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS – Fannie Mae and Freddie Mac Securities” above.

Contingent interest obligations in excess of principal and base interest are not secured by the mortgage loan, by any government insurance or guaranty or by any obligation or guaranty of Fannie Mae or Freddie Mac. Moreover, in the event of a default under the mortgage loan which results in a claim under the federal government’s insurance or guaranty, or against Fannie Mae or Freddie Mac’s obligation or guaranty, the right to receive the contingent interest would either be assigned to the federal government agency, Fannie Mae or Freddie Mac, as the case may be, or would terminate. In addition, the obligation of the principals of a project owner to pay contingent interest is generally not a personal obligation of such parties. There can be no assurance that any project owner or principals thereof will have sufficient financial resources to pay any contingent interest that may be due. The HIT expects that it will attempt to secure a contingent interest obligation by obtaining, where possible, a subordinate mortgage and/or a security interest in the ownership interest of the principals of the borrower or other security.

State usury laws establish restrictions, in certain circumstances, on the maximum rate of interest that may be charged and impose penalties on the making of usurious loans, including monetary penalties, forfeiture of interest and unenforceability of the debt. Although the HIT does not intend to make or invest in mortgage loans charging contingent interest rates in excess of those permitted by law, there is a risk that interest on contingent interest mortgage loans could be found to exceed legal limits as a result of uncertainties in determining the maximum legal rate of interest in certain jurisdictions, especially with respect to contingent interest. To address this risk, in circumstances where the HIT invests in contingent interest mortgage loans, the HIT intends to obtain (i) an opinion of counsel from the jurisdiction in which the mortgaged property is located stating that, in the opinion of counsel, the rate of contingent interest does not and will not exceed the maximum rate of interest allowed by law, and/or (ii) a special endorsement to the title insurance policy, in jurisdictions where obtainable, insuring the HIT against penalties that may arise from the charging of interest in excess of the maximum rate of interest allowed by law.

If the HIT obtains a subordinate mortgage or other security to secure the payment of contingent interest, there can be no assurance that such subordinate mortgage or other security will provide meaningful protection to the HIT with respect to any payments due, because rights under such subordinate mortgage or other security and to the revenues of the project will be subordinate to the rights of the first priority lien holder. However, in the majority of these cases, the HIT will be the holder or beneficiary of the first priority lien.

The HIT’s ability to collect contingent interest in excess of insured base interest will be dependent also on the economic performance of the project and will be subject to the risks inherent in investing in real estate. The economic performance of a project may be affected by a number of factors, including but not limited to, occupancy levels, defaults by tenants in the payment of rent, increases in project operating expenses and acts of God, such as earthquakes and floods.

With respect to federally insured or guaranteed mortgage loans that include a right to require the borrower to repay the indebtedness prior to the regular maturity date of a mortgage loan, the balloon repayment obligation would not be secured by the federally insured note or mortgage or by any government insurance or guaranty. It is anticipated instead that such obligation would be secured by a security interest in the ownership interests of the principals of the borrower or other security, including, where obtainable, a subordinate mortgage. Because the obligation to repay the loan prior to its stated maturity would not be included in the federally insured or guaranteed note and mortgage, the HIT would not be entitled to obtain insurance proceeds in the event of non-compliance with a demand for repayment at such earlier date. If the HIT has obtained a subordinate mortgage to secure the early repayment of the mortgage loan, the HIT would be able, subject to compliance with certain conditions, to foreclose on the mortgaged property, and obtain title (either directly or through an agent or nominee) to the underlying real property subject to the federally insured first mortgage. However, even if the HIT obtains a subordinate mortgage or other security, there can be no assurance that such subordinate mortgage or other security will provide meaningful protection to the HIT with respect to the early repayment of the loan, because the rights under such subordinate mortgage or other security and to the revenues of the project will be subordinate to the rights of the holder of the first mortgage. The HIT expects that if it is unable to enforce its right to early repayment, it would continue to hold its interests in the mortgage loan or the securities backed by such mortgage loan, the principal and interest of which mortgage loan or securities would remain federally insured or guaranteed. In such event, a loss could be incurred because the HIT would have required a higher rate for an investment in a mortgage loan or mortgage-backed security that was not accompanied by the right to demand repayment at an earlier date. The risk described in this paragraph does not apply to “balloon” loans, or securities backed thereby, that are guaranteed by Fannie Mae or Freddie Mac, because payments on such loans and securities are guaranteed at the stated maturity date.

In addition, some investments, such as Direct Mortgage Loans, in which the HIT may invest are not federally insured or guaranteed or guaranteed by Fannie Mae or Freddie Mac and some investments, such as Bridge Loans, are not secured by a mortgage. Such investments will be subject to all the risks inherent in investing in real estate. See “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS -- Risk Factors -- 8. Real Estate-Related Risks” below.

6.	Ratings

There can be no assurance that a rating that exists when a HIT investment is made will continue for any given period of time, or that it would not be revised downward or withdrawn entirely by the rating entity if, in the judgment of the rating agency, circumstances so warrant. A downgrade in the rating or withdrawal of the rating may signify an increase in the risk of default on the related investment and would be likely to result in a reduction in the value of the investment. Ratings are only the opinions of the companies issuing them and are not guarantees as to quality of or an assurance of the performance of any such investment.

7.	Diversification

The Investment Company Act provides that no registered investment company shall change its sub-classification from diversified to non-diversified without the shareholders’ authorization. Under Section 5(b) of the Investment Company Act:

●	A “diversified company” is a management company which meets the following requirements: At least 75 per centum of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five per centum of the value of the total assets of such management company and to not more than 10 per centum of the outstanding voting securities of such issuer.

●	A “non-diversified company” means any management company other than a diversified company.

The HIT will seek to remain as diversified as practicable. However, the Declaration of Trust does not specify the proportion of the HIT’s assets that may be committed to a single Mortgage Security or Mortgage Securities issued, insured or guaranteed by any firm or entity. The HIT plans to follow a policy of investing no more than 15% of its assets in any single Mortgage Security as of the time of investment. Given the foregoing definition of a diversified company, the HIT’s ability to invest up to 15% of its assets in a single Mortgage Security under this policy could result in the HIT’s portfolio shifting from non-diversified to diversified and back again, without prior investor approval. This shift would under normal circumstances be contrary to Section 13(a)(1) of the Investment Company Act, absent prior security holder approval. However, the HIT has obtained from the SEC an exemption from this requirement insofar as the exemption might be necessary for the HIT to conduct its investment practices as described above. To the extent the HIT operates as a non-diversified company, the risk of loss on its investments will be increased. To the extent the HIT invests in the assets of fewer issuers, the HIT will be more susceptible to negative events affecting those issuers. As the HIT’s assets have grown over time, this risk has diminished.

8.	Real Estate-Related Risks

The HIT is required to invest primarily in Mortgage Securities that are (i) federally insured or guaranteed or are issued or guaranteed by Fannie Mae or Freddie Mac, or (ii) backed by securities, obligations or loans which are federally insured or guaranteed or are issued or guaranteed by Fannie Mae or Freddie Mac. In addition, many of the HIT’s other investments have some form of credit enhancement to protect against losses in the event of a default. However, to the extent that an investment does not have credit enhancement or that an entity providing credit enhancement for an investment fails to meet its obligations under the credit enhancement, in the event of a default under the underlying mortgage loan, the HIT would be subject to the risks that apply to real estate investments generally with respect to that investment. The same consequence would apply to an investment in a defaulting loan (or a security or interest backed by such loan) that is not secured by a mortgage, such as a Bridge Loan. The real estate market and the equity and debt capital markets can experience economic difficulties during some business cycles, which may increase these risks. Some of these risks are described below.

(a)	Construction Risks. The construction period is an extremely risky phase of any project development for a variety of reasons. For example, it is sometimes difficult accurately to estimate prior to the commencement of construction the total costs of construction and related carrying costs that will be required in order to complete a project and to pay operating expenses, leasing costs and debt service until the project reaches sustaining occupancy. In addition, the construction period may be subject to unforeseeable delays and difficulties that may adversely affect the project and the related construction loan.

The total development costs of a project and its scheduled completion date are subject to change as construction and operation of a project progresses. During all stages of development and construction, a developer is subject to extensive environmental, building, land use, zoning and other statutes and regulations administered by various federal, state, county and local authorities. Such statutory and regulatory requirements (and any changes in such requirements during construction) may result in increased costs, delays in construction and/or an inability to complete a project on schedule and in accordance with development plans. For example, changes in environmental or other laws may impose or increase restrictions on the use or operation of a project, may increase certain expenses of a project or may necessitate potentially expensive changes in the physical configuration of the property. Changes in federal tax laws may make investment in real estate less attractive economically and thereby adversely affect real estate values.

Other factors that may result in increased costs, delays in construction and/or an inability to complete a project on schedule and in accordance with development plans include, without limitation, cost increases or shortages in, or the unavailability when needed of, materials, labor and/or services; construction or labor disputes; delays in construction caused by adverse weather, casualty and other factors; poor management; delays, unanticipated costs and difficulties in obtaining lease-up of a project; and other unforeseen occurrences. Such cost overruns and delays may adversely affect the developer’s ability to complete the construction of a project, as well as the economic viability of a project. This risk is particularly relevant with regard to investments, such as Bridge Loans, which assume repayment using tax credit and other proceeds that may become available only with the completion of construction milestones.

Although the project and the sponsor will be carefully reviewed and underwritten, there is no assurance that a borrower will have the resources available to fund the total construction and marketing costs of a project or will be able to secure secondary or alternative financing of cost overruns or unanticipated costs. In the event that construction loan proceeds and other funds available to a borrower are insufficient to pay all such costs, the project may not reach completion, satisfy any requirements for permanent financing and/or reach sustaining occupancy, in which event the borrower is unlikely to be able to repay the loan. Any failure to complete the construction or lease-up of a project on schedule and in accordance with development plans may result in loss of rental income, loss of permanent financing (if the HIT is providing only construction financing) or other financial assistance for the project.

Market conditions also may change between the time at which a commitment is issued or the construction loan is made and the completion of a project, rendering the project economically unfeasible or anticipated rents unattainable. In the event that any of the foregoing or other difficulties occur during the construction period, a borrower may not repay all amounts advanced under or with respect to a construction loan on a timely basis.

(b)	Risks Affecting the Operation of Projects and Repayment of Loans. A borrower’s ability to make required payments on any loan after the completion of construction of a project will be affected by a variety of factors. These include, but are not limited to, the achievement and maintenance of a sufficient level of occupancy; sound management of the project; timely receipt of rental income; increases in operating expenses (including taxes, utility rates and maintenance costs) and the costs of required repairs resulting from reasonable wear and tear and casualties; and changes in applicable laws and governmental regulations. In addition, the continued feasibility of a project may depend in part upon general and local economic factors, the supply and demand for rental housing in the area in which the project is located, competition from other rental housing projects, high unemployment rates, rent controls and profit controls. There are no assurances that a project owner will be able to achieve and maintain sufficient rental income in order to pay all operating expenses and maintenance and repair costs of a project and the debt service on the related loan on a timely basis. In the event that a project owner is unable to pay all such costs, expenses and debt service, a default on the related loan is likely to occur.

(c)	Environmental and Litigation Risks. Certain states impose a statutory lien for associated costs on property that is the subject of a cleanup action by the state on account of hazardous wastes or hazardous substances released or disposed of on the property. Such a lien generally will have priority over all subsequent liens on the property and, in certain states, will have priority over prior recorded liens, including the lien of a mortgage. In addition, under federal environmental law and possibly under state law in a number of states, a secured party which takes a deed in lieu of foreclosure or acquires a mortgaged property at a foreclosure sale, may be liable for the costs of cleaning up a contaminated site. Such costs could be substantial. The imposition of such costs on a project owner may adversely affect such owner’s ability to pay the debt service on a mortgage or other loan. It is unclear whether such costs would be imposed on a secured lender such as the HIT or any secured lender acting on behalf of the HIT in the event that the secured lender did not actually acquire title to the project. In the event that title to a project securing a mortgage loan was acquired by the HIT or any lender acting on behalf of the HIT and cleanup costs were incurred in respect of the project (or such cleanup costs were imposed upon the HIT as a secured lender or any secured lender acting on behalf of the HIT even if the HIT or such other lender did not acquire title to the project), the HIT could realize a loss.

Any project owner may be vulnerable to potential litigation arising from public or private disputes about the conduct of its business or the operation of its project. A project owner may become involved in disputes or litigation, during construction or in the course of continuing operations, as to violations of federal, state or local laws, property tax valuations and assessments, rent or profit controls, the terms of lease agreements with tenants or any other contract or agreement as to which it is a party or will become a party in the course of its business operations. Litigation arising from such disputes could be resolved adversely to the project owner and the existence of such a dispute or an unfavorable resolution of such a dispute could adversely affect the ability of a project owner to pay the debt service on its mortgage loan and, in any event, may slow down the construction and operation of the building.

(d)	Foreclosure Risks. In those limited instances in which the HIT invests directly in mortgage loans rather than in Mortgage Securities backed by mortgage loans, it is anticipated that the mortgage loan will be secured by a deed of trust or mortgage, depending upon the prevailing practice in the state in which the subject property is located. Foreclosure of a deed of trust may be accomplished in certain jurisdictions by a non-judicial trustee’s sale under a specific provision in the deed of trust that authorizes the trustee to sell the property upon any default by the borrower under the terms of the note or deed of trust. Foreclosure of a mortgage generally is accomplished by judicial action. The action is initiated by the service of legal pleadings upon all parties having an interest in the real property. Delays in completion of the foreclosure occasionally may result from difficulties in locating necessary party defendants. The borrower may seek bankruptcy protection in an attempt to delay or avert a foreclosure and/or assert other defenses to the proceedings. Any bankruptcy filing will, and the assertion of other defenses may, significantly delay the proceedings and increase the expenses incurred by the lender in prosecuting the proceedings, and could result in a reduction of the secured debt in the event of a “cramdown” by a bankruptcy court. Depending upon market conditions, the net proceeds of the sale of the property after foreclosure, fix-up and selling expenses may be less than the HIT’s investment.

In some states, after foreclosure and sale, the borrower and foreclosed junior lienholders are given a statutory period in which to redeem the property from the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. Consequently, the practical effect of the redemption right is often to force the lender to retain the property and pay the expenses of ownership until the redemption period has run.

(e)	Operational Risks. In those instances in which the HIT invests directly in mortgage loans or in a Bridge Loan secured by the ownership interest of the owner developer, the HIT may be compelled to participate in the completion of construction or in the operation of a project, if there is a default on the loan. In such circumatances, the recovery of amounts owed to the HIT may be partially dependent on the HIT’s, or its agent’s, ability to successfully navigate operational matters connected with the project, including the difficulties that caused or have arisen from the default.

9.	Defaults on Credit-Enhanced Bridge Loans

The HIT is subject to the risk that tax credit investors may not make required payments on their obligations to the development owner as scheduled and, as explained above, also to certain real estate risks relating to the underlying development. Tax credit investors may not make the payments for reasons relating to the performance of the development, i.e., because the agreed upon circumstances under which the payments would become due do not occur, in which event, the HIT may not have any remedy. In addition, however, the tax credit investors may not make the payments as a result of changes in the financial capacity of the tax credit investors themselves. This may be more likely during periods of economic downturn. In the event that the tax credit investors do not make required payments, the HIT may be required to enforce the obligations of the tax credit investors under their notes or other payment agreements with the development owner. Enforcement actions may include foreclosing upon or otherwise acquiring the defaulting investors’ ownership interests. As the owner of such interests in the development owner, the HIT would be subject to the real estate risks that any development owner would face. Certain of these risks are described above under the caption “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS -- Risk Factors -- 8. Real Estate-Related Risks”.

10.	Risks of CMBS

In general, the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, since payments and the timing of payments made in respect of the CMBS depend on payments received on and other recoveries with respect to the underlying mortgage loans. These risks reflect, among other things, the effects of local and other economic conditions on real estate markets, the ability of tenants to make rent payments, and the ability of a property to attract and retain tenants. Economic difficulties in the real estate market and capital markets may increase these risks. See “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISK--Risk Factors--8. Real Estate-Related Risks” above. Certain types of commercial properties may also be subject to other risks in addition to those described in that section. CMBS are not insured or guaranteed by any government agency or instrumentality, by any private mortgage insurer or by any other firm or entity.

11.	Risks of Total Return Swap Contracts

TRS Contracts are highly specialized instruments that require investment techniques and risk analyses different from those associated with traditional investments. The use of TRS Contracts requires an understanding not only of the referenced asset and reference rate, but also of the contract itself, without the benefit of observing the performance of the contract under all possible market conditions. As a result, TRS Contracts may involve risks that are different from and may be greater than those of the underlying tax-exempt bonds, the other assets held by the HIT, or the HIT’s market index. The risks of TRS Contracts may be higher during periods of economic and financial volatility. Some of these risks are described below:

a)	Counterparty Risk. TRS Contracts are subject to the possibility that the counterparty may fail to make payments to the HIT or to otherwise fulfill its contractual obligations and that collateral proffered in the event of such default may be inadequate to make the HIT whole.

b)	Market and Convergence Risk. The HIT bears the risk that it will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in entering into TRS Contracts. In particular, the relationship between tax-exempt rates and taxable rates could move in a direction different from that expected by the HIT. Market forces could, among other things, cause the rate determining payments due to the HIT to decrease relative to the rate determining payments owed by the HIT. In addition, the HIT may lose money to the extent transaction costs associated with the TRS Contracts exceed the benefits obtained by entering into them.

c)	Liquidity Risk. TRS Contracts may also be subject to liquidity risk, which exists when a particular contract is difficult to purchase or sell or when it is not possible to enter into a TRS Contract or terminate a TRS Contract at an advantageous time or price. In addition, certain TRS Contracts may be classified as subject to the HIT’s limitation on investments in illiquid securities.

d)	Leverage Risk. TRS Contracts may effectively add leverage to the HIT’s portfolio because, in addition to its total net assets, the HIT would be subject to investment exposure on the notional amount of the swap. Leverage risk may impact the HIT to the extent that losses taken on both a TRS Contract and the investments made with proceeds from the associated sale of the tax-exempt bonds could compound one another. A TRS Contract will not be considered to constitute the issuance of a “senior security,” and will not be subject to the 300% percent asset coverage requirement otherwise applicable to borrowings by the HIT, if the HIT covers the transaction in accordance with SEC requirements.

e)	Payment Date and Valuation Risk. The HIT could bear temporary payment date risk related to TRS Contracts requiring payment streams on a schedule that fails to match up. The HIT may bear some additional risk of loss on TRS Contracts that require subjective valuations of gains or losses of the underlying bonds for purposes of calculating termination payments.

f)	Regulatory Change Risk: The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments require the clearing and exchange-trading of certain standardized swap contracts such as the TRS Contracts. The Commodity Futures Trading Commission (“CFTC”) has implemented mandatory exchange-trading and clearing requirements under the Dodd-Frank Act and the CFTC continues to approve contracts for central clearing. Uncleared swaps are subject to certain margin requirements that mandate the posting and collection of minimum margin amounts on certain uncleared swaps transactions, which may result in the HIT and its counterparties posting higher margin amounts in order to trade than would otherwise be the case. The Dodd-Frank Act and the rules to be promulgated thereunder may negatively impact the HIT’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on the HIT or its counterparties may impact that the HIT’s ability to invest in TRS Contracts in a manner that efficiently meets its investment objective. New requirements, even if not directly applicable to the the HIT, including margin requirements, changes to the CFTC speculative position limits regime, and mandatory clearing and exchange-trading, may increase the cost of the HIT’s investments and cost of doing business, which could adversely affect investors.

12.	Risks of Forward Commitments

As explained above, the HIT may invest in Mortgage Securities originated under forward commitments, in which the HIT agrees to purchase an investment, typically either in or backed by mortgage loans that have not yet closed. In periods of declining interest rates or as a consequence of other market factors, Mortgage Securities for which the HIT has issued commitments may not be delivered to the HIT. In general, the risks of investing in forward commitments reflect the risks of investing in other Mortgage Securities. However, the HIT typically seeks to reduce the likelihood of non-delivery for Mortgage Securities backed by multifamily projects and certain single family loans by including mandatory-delivery clauses in its commitments, which in some cases are secured by a lien on the property. In addition, the HIT usually requires a good faith deposit, payable when commitments for Mortgage Securities related to multifamily projects are issued. The HIT retains the deposit if any such investment is not delivered to the HIT. These mechanisms help assure delivery of the related Mortgage Securities, but there is no guarantee that all investments the HIT commits to purchase will actually be delivered to the HIT, or that the deposit will cover all of the lost value of any Mortgage Security not delivered as required. Finally, forward commitments may add leverage risk to the HIT’s portfolio because the HIT would be subject to potential compound losses on any asset which it is committed to purchase and on the assets that it holds pending that purchase.

13.	Risks Related to Fannie Mae and Freddie Mac Investments

As of December 31, 2018, approximately 54.9% of the HIT’s assets were issued or guaranteed by Fannie Mae or Freddie Mac. In September 2008, the U.S. government took Fannie Mae and Freddie Mac into conservatorship. As conservator, the Federal Housing Finance Agency (“FHFA”) has the authority to transfer any of Fannie Mae’s or Freddie Mac’s assets or liabilities, including their guaranties, without the approval of any other party, including any holder of Mortgage Securities guaranteed by Fannie Mae or Freddie Mac. To date, the FHFA has not publicly announced any intention to transfer any of Fannie Mae’s or Freddie Mac’s guaranties to another party. Under existing legislation, FHFA must place Fannie Mae or Freddie Mac into receivership if FHFA’s director determines that either entity’s assets are, and for a period of 60 days have been, less than its obligations or that either entity is unable to pay its debts and has been unable to do so for a period of 60 days. In addition, Fannie Mae and Freddie Mac may borrow funds from the U.S. Treasury. As of December 31, 2018, the amount of funding available to Fannie Mae under the senior preferred stock purchase agreement with the Treasury was $113.9 billion, and the amount available to Freddie Mac was $140.2 billion.   Both Fannie Mae and Freddie Mac are currently required to pay to the Treasury quarterly an amount by which their net worth (as defined in the agreement) exceeds each of their permitted capital reserves. However, there can be no guarantee that the federal government will continue to provide assistance to Fannie Mae and Freddie Mac or that it will not change the terms of its obligations.

If FHFA were to become either entity’s receiver it could exercise certain powers that could adversely affect the holders of Mortgage Securities guaranteed by such entity. These include the right to repudiate contracts and transfer guaranty obligations. As receiver, FHFA could repudiate any contract entered into by Fannie Mae or Freddie Mac, as applicable, prior to the commencement of the receivership if FHFA determines, in its sole discretion, that performance of the contract would be burdensome and that repudiation of the contract would promote the orderly administration of the obligations of Fannie Mae or Freddie Mac, as applicable. If any guaranty obligation were repudiated, the applicable receivership estate would be liable for certain damages under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Regulatory Reform Act”). Any such liability could be satisfied only to the extent that the assets of Fannie Mae or Freddie Mac, as applicable, for that purpose. If the guaranty obligations were repudiated, the holders of the related Mortgage Securities would receive from the trust under which the Mortgage Securities were issued only the amounts paid on the underlying mortgage loans. As a result, the holders of such Mortgage Securities would be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value, performance and liquidity of the investments. For a description of these potential risks, see “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Risk Factors--7. Real Estate-Related Risks” above.

Fannie Mae and Freddie Mac have indicated that, in certain circumstances, the FHFA would also have the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac to another party without any approval, assignment or consent from that entity or any other party. If FHFA, as receiver, were to make such a transfer, the holders of the Mortgage Securities guaranteed by Fannie Mae or Freddie Mac, as applicable, would have to rely on the transferee for the satisfaction of the guaranty obligations and would be exposed to the credit risk of the transferee. Any such transfer may also have a material adverse impact on the value, performance and liquidity of the affected Mortgage Securities.

Fannie Mae and Freddie Mac have indicated that during a receivership of Fannie Mae or Freddie Mac, in certain circumstances the holders of Mortgage Securities guaranteed by such entity may not be able to enforce rights under the trust documents pursuant to which the Mortgage Securities were issued against FHFA or enforcement of such rights may be delayed.

If Fannie Mae or Freddie Mac were placed into receivership and do not or cannot fulfill their respective guaranty to the holders of the Mortgage Securities they guaranteed, the holders could become unsecured creditors of Fannie Mae or Freddie Mac, as applicable, with respect to claims made under the guaranty.

As of December 31, 2018, approximately 39.6% of the HIT’s Mortgage Securities guaranteed by Fannie Mae or Freddie Mac were backed by single family loans. Fannie Mae and Freddie Mac are currently operating certain mortgage refinance, modification and loss mitigation programs with funds from federally sponsored programs for distressed single family borrowers. Fannie Mae and Freddie Mac may provide financial incentives to loan servicers and borrowers who participate in certain of these programs. These programs may result in higher than expected rates of repurchase of the loans backing these Mortgage Securities by the mortgage originators or servicers, which would have the same effect as if the mortgage loans had been prepaid more quickly than anticipated. However, certain other existing market conditions could reduce the likelihood of prepayment on Mortgage Securities backed by single family loans.

14.	Risks Related to Investments in Special Purpose Investment Funds to Facilitate the Utilization of New Markets Tax Credits

The HIT is permitted to invest, either directly or through Building America, its indirectly wholly owned CDE, in loans to special purpose investment funds to facilitate the utilization of the federal NMTCs, subject to the requirements set forth in the HIT’s Declaration of Trust. However, because of the requirements of the NMTC program the underlying investment securities would be held by Building America (or its designated subsidiary) and not by the HIT during the NMTC holding period. The HIT would hold contractual, secured interests and/or other rights in the underlying investment security, including indirect ownership rights through its ownership of Building America, but exercising these rights involves additional risk of loss that the HIT would not bear if it directly owned the security. In addition, investments in NMTC structures will typically remain illiquid, and may be subject to liquidity risk, during the NMTC holding period. Finally, there is a risk that the HIT may not be able to fully control all aspects of the choice of any required replacement investment in the event underlying transactions in NMTC-related investments liquidate during the holding period.

15.	Valuation Risk

The HIT may invest in assets that have no readily available price quotations. These securities are valued using a fair value methodology under consistently applied procedures approved by the Board of Trustees. For more information on valuation of HIT units, please see “VALUATION OF UNITS” below. The sales price the HIT could receive for any particular portfolio investment may differ from the HIT’s valuation of the investment, particularly for assets that are valued using a fair value methodology. Investors who purchase or redeem Units may receive fewer shares or lower redemption proceeds than they would have received if the HIT had used an alternative valuation methodology.

16.	Risk Related to Internal Management

The HIT is internally managed and as such does not employ the services of an investment adviser, administrator, underwriter, or distributor, among other separate fund service providers (together “Service Entities”).  Typically, Service Entities may be held liable to a fund for certain losses or expenses, such as those arising from an act of negligence or malfeasance; an allegation of such act leading to litigation; or an operational error, such as a valuation or trading error.  To the extent the HIT suffers such a loss or incurs such an expense due to the action of its internal management, which is not reimbursed by insurance proceeds, such losses or expenses would be paid out of fund assets rather than out of the assets of the Service Entity.

17.	Risks of Failure of Technology and Related Systems and Cybersecurity Breaches

HIT and its significant service providers, including but not limited to the transfer agent and the custodian as well as their underlying service providers (collectively, the “Service Providers”), are heavily dependent on proprietary and third-party technology and infrastructure and on related operational and information systems, networks and functions (collectively, “Systems”) to perform necessary business activities. The Systems may be vulnerable to significant damage and disruption arising from Systems failures or cybersecurity breaches. Systems failures include malfunctions, failures, user error and misconduct arising from employees and agents, natural disasters or other events (whether foreseeable or unforeseeable). Cybersecurity breaches include intentional (e.g., cyber-attacks or hacking) and unintentional events or activity (e.g., user error). Systems failures and cybersecurity breaches may result in (i) proprietary or confidential information or data being stolen, released, corrupted or rendered unavailable, (ii) loss of operational capacity, including from denial-of-service attacks (i.e., efforts to make network services unavailable to intended users), and (iii) the misappropriation of HIT assets or sensitive information. Any such events could negatively impact HIT’s Systems and may have significant adverse impacts on HIT and its Participants.

Systems failures and cybersecurity breaches may also interfere with or negatively impact the processing of HIT Participant transactions, pricing of HIT investments, calculating the HIT’s NAVs, and trading, while causing or subjecting HIT to reputational damage, violations of law, legal claims, regulatory fines, penalties, financial losses, reimbursement expenses or other compensation costs and remediation costs, as well as additional compliance, legal, and operational costs. System failures and cybersecurity breaches may necessitate significant investment to repair or replace impacted Systems. Such events could negatively affect the HIT and its performance. Even if HIT is able to protect its Systems from failures or cybersecurity breaches, HIT may incur significant expenses in connection with its responses to any such events as well as from the need to adopt, implement and maintain appropriate security measures. HIT cannot be certain that evolving threats from cyber criminals and other cyber threat actors, exploitation of new vulnerabilities in its Systems, or other developments will not compromise or breach the technology or other security measures protecting its Systems.

To date, HIT has not experienced any material Systems failures or cybersecurity breaches; however, there is no guarantee that any failures or breaches will not occur in the future.

Although HIT and its Service Providers have established business continuity/disaster recovery plans and systems (“Continuity and Recovery Plans”) designed to prevent or mitigate the effects of Systems failures and cybersecurity breaches, there are inherent limitations in Continuity and Recovery Plans. These limitations include the possibility that certain risks have not been identified or that Continuity and Recovery Plans might not – despite testing and monitoring – operate as designed, be sufficient to stop or mitigate losses or otherwise fail to achieve their objective. HIT and its participants could be negatively impacted as a result. In addition, HIT cannot control the Continuity and Recovery Plans of its Service Providers. As a result, there can be no assurance that Continuity and Recovery Plans will be sufficient to limit any losses relating to Systems failures or cybersecurity breaches affecting HIT in the future. In addition to those losses, HIT may incur substantial costs for Systems failure risk management and cybersecurity risk management in order to attempt to prevent any such events or incidents in the future.

Insurance and other traditional risk-shifting tools may be held by or available to HIT in order to manage or mitigate the risks associated with Systems failures and cybersecurity breaches, but they are subject to terms such as deductibles, coinsurance, limits and policy exclusions, as well as risk of counterparty denial of coverage, default or insolvency. In addition, contractual remedies may not be available with respect to Service Providers or may prove inadequate if available (e.g., because of limits on the liability of the Service Providers) to protect the Fund against all losses. It is not possible to predict with certainty how such losses would be allocated among the HIT or its Service Providers.

MANAGEMENT OF THE HIT

The HIT is a common law trust organized under the laws of the District of Columbia pursuant to its Declaration of Trust. Under the terms of the Declaration of Trust, the Board of Trustees of the HIT is responsible for overseeing the management and policies of the HIT. The Board of Trustees currently maintains four committees: the Executive Committee, the Audit Committee, the Nominating Committee and the Committee of the Whole. The Chief Executive Officer, assisted by the other officers of the HIT, is responsible for the HIT’s day-to-day administration.

Up to 12 of the Trustees may be officers or employees of the AFL-CIO or its member unions (“Union Trustees”); up to 12 Trustees may be either (i) officers or management employees of organizations which contribute to an Eligible Pension Plan or officers or management employees of an Eligible Pension Plan, or (ii) officers, directors or trustees of housing, finance or real estate development organizations or current or former federal, state or local government officials (collectively, “Management Trustees”). One Trustee, the Chairman (also referred to as the “Chair”), must be an individual who is not an officer, trustee or employee of any organization that participates in the HIT. One Trustee, who may be either a Union Trustee or a Management Trustee, serves as the Vice Chairman. As of the date of this SAI, the Board of Trustees consists of the Chairman, eight Union Trustees and six Management Trustees. The number of Management Trustees may not exceed the number of Union Trustees, unless a Union Trustee dies or resigns before the expiration of his or her term. All of the members of the Board of Trustees, including the Chairman, are not interested persons as defined in Section 2(a)(19) of the Investment Company Act (“Interested Person”).

Between meetings of the full Board of Trustees, the Executive Committee of the Board of Trustees acts for the Board in overseeing HIT affairs. The Executive Committee is currently composed of Chair Helen R. Kanovsky, Management Trustee Tony Stanley, Management Trustee Jack F. Quinn, Jr., Union Trustee Richard Trumka, Union Trustee Elizabeth Shuler, and Union Trustee Kenneth E. Rigmaiden. The Executive Committee has all the authority of the Board of Trustees when the Board is not in session.

The Audit Committee monitors the accounting practices and performance of the HIT’s management and independent registered public accounting firm. The Committee is composed of Union Trustee Elizabeth Shuler, Union Trustee James Boland, Management Trustee Jack Quinn and Management Trustee Tony Stanley. In addition, the Board has nominated Harry Thompson as a candidate for Trustee at a Participant meeting to take place in April 2019 and, subject to his election as Trustee at such meeting, also appointed him to the Audit Committee and designated him as an Audit Committee Financial Expert. The Audit Committee operates under a written charter adopted by the Board of Trustees. Pursuant to its charter, the Audit Committee must meet annually with the independent registered public accounting firm to review the audit, if necessary, outside the presence of HIT management.

The Nominating Committee is currently composed of Union Trustee Elizabeth Shuler (Committee Chair), Union Trustee Sean McGarvey, and Management Trustee Bridget Gainer. The Nominating Committee recommends candidates for election to the Board of Trustees. Pursuant to Section 4 of its charter, the Nominating Committee will consider Trustee candidates recommended by Participants. The Nominating Committee has not adopted formal procedures to be followed by Participants in submitting such recommendations. However, it is the practice of the Board of Trustees, no member of which is an Interested Person, to set a record date by which Participants may submit matters for consideration by the Participants at the annual meeting, including recommendations for trustee candidates. Once received, the Nominating Committee reviews the eligibility of each candidate in accordance with the criteria set forth in the charter. The Trustees’ policy is to nominate Trustees in a manner that seeks to produce the best candidates with a diversity of qualities, experience, backgrounds and complementary skills.

The Committee of the Whole monitors the HIT’s investment practices and policies, reviews proposed changes thereto, considers new investment practices and policies and oversees the marketing policies and strategies of the HIT. This Committee is currently composed of all of the Trustees.

No committee functions as a compensation committee as such. The Executive Committee, however, does make recommendations to the Board of Trustees concerning compensation payable to Trustees acting in their capacities as trustees and compensation payable to some executive officers.

Consistent with its overall responsibility for the management and policies of the HIT, the Board of Trustees oversees the risk management of the HIT directly and, through its committee structure and delegations to HIT management, indirectly. The Board of Trustees has adopted and periodically reviews and approves policies and procedures designed to address areas of potential concern, such as valuation, liquidity, internal controls, business continuity and portfolio management, and which regulate the daily business conduct of the HIT. The Board of Trustees requires regular reports from Trust management on matters related to risk both at its regular meetings and periodically throughout the year. The Chief Financial Officer reports regularly to the Board of Trustees and the Audit Committee on matters related to internal controls, audits and accounting. The Chief Compliance Officer reports to the Board of Trustees in person and in writing regarding the effectiveness of the HIT’s compliance program and other compliance related matters at least annually. In addition, the Board of Trustees and the Audit Committee require regular reports from independent valuation validation consultants and the HIT independent auditor and periodic reports from outside counsel and fund compliance service providers to assist their risk management efforts.

The Board of Trustees met six times during the HIT’s fiscal year ended December 31, 2018. The Audit Committee met two times and the Executive Committee met once during the HIT’s fiscal year ended December 31, 2018. The Nominating Committee met two times in 2018.

The Chief Executive Officer, assisted by the other officers of the HIT, is responsible for the HIT’s day-to-day administration. The Portfolio Management Group staff, overseen by the Portfolio Management

Committee, manages the portfolio to, among other things, maintain a risk profile comparable to the benchmark index. The Investment Committee reviews and approves proposed investments in Mortgage Securities for transactions negotiated and structured by HIT Multifamily staff to ensure that they meet both the portfolio’s risk and return and the HIT’s union labor requirements. The Valuation Committee oversees and monitors the HIT’s valuation process to ensure that portfolio is properly valued consistent with Board-directed valuation policies and procedures and with legal requirements. The Portfolio Management, Investment and Valuation Committees are comprised of senior HIT staff. The Executive Committee of the Board of Trustees reviews and approves any proposed single transaction over $75 million for newly originated mortgage assets or over 2% of the HIT’s net asset value for other investments.

TRUSTEES OF THE HIT

The current Trustees of the HIT, their principal occupations and qualifications for Board service, and other information are listed below. Correspondence intended for a Trustee may be sent to the AFL-CIO Housing Investment Trust, 2401 Pennsylvania Ave., N.W. Suite 200, Washington, DC 20037.

Name and Age*	Position Held with the HIT	Term of Office and Length of Time Served	Principal Occupation & Business Experience During at Least Past 5 Years/ Qualification for Board Service	Other Directorships Held by Trustee**
Helen R. Kanovsky Age 68	Chairman	Service Commenced January 2018, Term Expires 2019

General Counsel, Mortgage Bankers Association; formerly General Counsel, U.S. Department Housing & Urban Development; Chief Operating Officer & General Counsel, AFL-CIO Housing Investment Trust. Ms. Kanovsky has particular knowledge and experience regarding the significant facets of the operations of the HIT, real estate finance, the housing industry, legal and regulatory matters, pension plans and public policy.

None
Vincent Alvarez Age 50	Union Trustee	Service Commenced December 2012, Term Expires 2019

President, New York City Central Labor Council; formerly Assistant Legislative Director, New York State AFL-CIO; New York City Central Labor Council Chief of Staff. Mr. Alvarez has particular knowledge and experience regarding the labor movement and public policy.

None
James Boland Age 68	Union Trustee	Service Commenced October 2010, Term Expires 2019	President, International Union of Bricklayers and Allied Craftworkers (“BAC”); Trustee, International Masonry Institute; Co-Chair, International Trowel Trades	None

*None of the Trustees of the HIT are “interested persons” as defined in the Investment Company Act.

** Disclosure is related to the past 5-year period and is limited to directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the Investment Company Act.

Name and Age*	Position Held with the HIT	Term of Office and Length of Time Served	Principal Occupation & Business Experience During at Least Past 5 Years/ Qualification for Board Service	Other Directorships Held by Trustee**

Pension Fund and BAC International Health Fund; Executive Board Member, BAC Staff Health Plan; Trustee BAC Local Union Officers and Employees Pension Fund and BAC Salaried Employees Pension Fund; formerly Executive Vice President and Secretary-Treasurer, BAC. Mr. Boland has particular knowledge and experience regarding, pension funds, the construction industry and the labor movement.

Kenneth W. Cooper Age 58	Union Trustee	Service Commenced January 2018, Term Expires 2020

International Secretary-Treasurer, International Brotherhood of Electrical Workers (“IBEW”); formerly International Vice President, Fourth District, IBEW. Mr. Cooper has particular knowledge and experience regarding the construction industry, pension funds and the labor movement.

None
David B. Durkee Age 65	Union Trustee	Service Commenced January 2018, Term Expires 2020

International President, Bakery, Confectionery, Tobacco Workers & Grain Millers Union (“BCTGM”); formerly International Secretary-Treasurer, BCTGM. Mr. Durkee has particular knowledge and experience regarding pension funds and the labor movement.

None
Sean McGarvey Age 56	Union Trustee	Service Commenced December 2012, Term Expires 2021

President, North America’s Building Trades Unions; formerly Secretary-Treasurer, Building and Construction Trades Department, AFL-CIO. Mr. McGarvey has particular knowledge and experience regarding the construction industry, pension plans, and the labor movement.

None
Kenneth E. Rigmaiden Age 65	Union Trustee	Service Commenced December 2011, Term Expires 2020	General President, International Union of Painters and Allied Trades of the United States & Canada (“IUPAT”); Director, Coalition of Black Trade Unionists and Board for Partnership for Working Families; formerly Assistant to the	None

Name and Age*	Position Held with the HIT	Term of Office and Length of Time Served	Principal Occupation & Business Experience During at Least Past 5 Years/ Qualification for Board Service	Other Directorships Held by Trustee**

General President, IUPAT; National Project Coordinator, IUPAT Job Corps Program; Director, United Way.  Mr. Rigmaiden has particular knowledge and experience regarding the construction industry, pension funds and the labor movement.

Elizabeth Shuler Age 48	Union Trustee	Service Commenced October 2009, Term Expires 2021

Secretary-Treasurer, AFL-CIO; Trustee, AFL-CIO Staff Retirement Plan; formerly Executive Assistant to the President, IBEW. Ms. Shuler has particular knowledge and experience regarding the construction industry, pension plans and the labor movement.

None
Richard L. Trumka Age 69	Union Trustee	Service Commenced December 1995, Term Expires 2020	President, AFL-CIO; Chairman, AFL-CIO Staff Retirement Plan; formerly Secretary-Treasurer, AFL-CIO. Mr. Trumka has particular knowledge and experience regarding the significant facets of the operations of the HIT, the financial industry, pension plans and the labor movement.	None
Bridget Gainer Age 50	Management Trustee	Service Commenced January 2018, Term Expires 2020

Commissioner, Cook County Board; Vice President Global Affairs, Head of Public Affairs & Business Development & Strategy, Aon; formerly Director, Chicago Parks District. Ms. Gainer has particular knowledge and experience regarding labor relations, pension plans and public policy.

None
Jack Quinn, Jr. Age 67	Management Trustee	Service Commenced June 2005, Term Expires 2020

Senior Advisor for Public & Community Relations, Barclay Damon, formerly President, Erie Community College; formerly President, Cassidy & Associates; Member of Congress, 27th District, New York. Mr. Quinn has particular knowledge and experience regarding the significant facets of the operations of the HIT and public policy.

Kaiser Aluminum Corporation

Name and Age*	Position Held with the HIT	Term of Office and Length of Time Served	Principal Occupation & Business Experience During at Least Past 5 Years/ Qualification for Board Service	Other Directorships Held by Trustee**
Jamie S. Rubin Age 51	Management Trustee	Service Commenced April 2018, Term Expires 2019

CEO, Meridiam Infrastructure North America Corp.; formerly Director of State Operations, State of New York; Commissioner, New York State Homes & Community Renewal; founding Executive Director, Governor’s Office of Storm Recovery. Mr. Rubin has particular knowledge about government, economic development and public policy.

None
Deidre L. Schmidt Age 49	Management Trustee	Service Commenced January 2018, Term Expires 2020

President & CEO, CommonBond Communities; formerly Principal, One Roof Global Consulting; Lecturer, Harvard Graduate School of Design; Executive Director, Affordable Housing Institute. Ms. Schmidt has particular knowledge and expertise regarding significant facets of real estate finance, community development and public policy.

None
Tony Stanley Age 85	Management Trustee	Service Commenced December 1983, Term Expires 2019

Director, TransCon Builders, Inc.; formerly Executive Vice President, TransCon Builders, Inc. Mr. Stanley has particular knowledge and experience regarding the significant facets of the operations of the HIT, finance, long-term health care and the construction industry.

None
William C. Thompson, Jr. Age 65	Management Trustee	Service Commenced January 2018, Term Expires 2020

Senior Managing Director, Chief Administrative Officer, Siebert Cisneros Shank & Co., LLC; formerly Comptroller, City of New York. Mr. Thompson has particular knowledge and experience regarding the significant facets of community development, finance, pension plans and public policy.

None

Union Trustees Cooper, Durkee, Rigmaiden and Trumka and Management Trustees Gainer, Quinn, Schmidt and Thompson are “Class I” Trustees, whose terms expire at the 2020 Annual Meeting of Participants. Union Trustees McGarvey and Shuler are “Class II” Trustees whose terms expire at the 2021 Annual Meeting of Participants. Union Trustees Alvarez and Boland, and Management Trustees Stanley and Rubin are “Class III” Trustees whose term expires at the 2019 Annual Meeting of Participants. Chair Kanovsky is the Chairman (a non-classified trustee) with a one-year term expiring at the 2019 Annual Meeting of Participants.

EXECUTIVE OFFICERS

The Executive Officers of the HIT are all located at 2401 Pennsylvania Avenue, N.W., Suite 200, Washington, D.C. 20037, with the exception of Theodore S. Chandler who is located at 155 North Lake Avenue, Suite 800, Pasadena, CA 91101. The Executive Officers of the HIT are elected annually by the Board of Trustees to terms of approximately 12 months generally running concurrently with the fiscal year or until their respective successors are appointed and qualify. The executive officers of the HIT are as follows:

Name & Age	Current Position with the HIT	Length of Time Served with the HIT	Previous Principal Occupations over at Least Past 5 Years
Chang Suh Age 48	Chief Executive Officer and Co-Chief Portfolio Manager since 2018	Service Commenced April 1998	Formerly Senior Executive Vice President and Chief Portfolio Manager, AFL-CIO Housing Investment Trust.
Thalia B. Lankin Age 40	Chief Operating Officer since 2019	Service Commenced March 2004	Chief Exeutive Officer, Building America CDE, Inc.; formerly Chief Business Development Officer, Director of Operations, Chief of Staff and Special Counsel, AFL-CIO Housing Investment Trust.
Lesyllee White Age 56	Chief Marketing Officer since 2019	Service Commenced November 1999	Formerly Executive Vice President since and Managing Director of Defined Benefit Marketing, AFL-CIO Housing Investment Trust
Erica Khatchadourian Age 51	Chief Financial Officer since 2001	Service Commenced April 1993	Formerly Controller, Chief of Staff and Director of Operations, AFL-CIO Housing Investment Trust.
Michael Cook Age 38	Co-Chief Portfolio Manager since 2018	Service Commenced February 2003	Formerly Senior Portfolio Manager, Assistant Portfolio Manger, AFL-CIO Housing Investment Trust
Nicholas C. Milano Age 52	General Counsel since 2013	Service Commenced August 2013, Previous Service 2003-2007	Formerly Of Counsel, Perkins Coie LLP; Deputy General Counsel and Chief Compliance Officer, Legg Mason Capital Management; Deputy General Counsel and Chief Compliance Officer, AFL-CIO Housing Investment Trust; Senior Counsel, Division of Investment Management, Securities and Exchange Commission.
Harpreet Peleg Age 45	Controller since 2005	Service Commenced March 2005	Chief Financial Officer, Building America CDE, Inc.; formerly Chief Financial Officer, AFL-CIO Investment Trust Corporation.

Name & Age	Current Position with the HIT	Length of Time Served with the HIT	Previous Principal Occupations over at Least Past 5 Years
Theodore S. Chandler Age 59	Managing Director/Regional Operations	Service Commenced June 2009	Formerly Chief Operating Officer, AFL-CIO Housing Investment Trust; Vice President, Fannie Mae; Deputy Executive Director, Massachusetts Industrial Finance Agency.

Information is accurate as of the date of this SAI.

2018 Compensation Table

The following table sets forth the aggregate compensation from the HIT to each of the three highest paid officers of the HIT and to all Trustees of the HIT for the 2018 fiscal year. The HIT is a single, self-managed fund, and its staff as of December 31, 2018 included 49 employees. Therefore, in addition to those individuals identified in the table below, the HIT had 45 other employees who earned aggregate compensation exceeding $60,000 during the 2018 fiscal year.

Name of Person, Position	Aggregate Compensation From HIT	Pension or Retirement Benefits Accrued in HIT Expenses	Estimated Annual Benefits Upon Retirement[1]		Total Compensation Paid to Trustees
Chang Suh[2] Current Chief Executve Officer and Co-Chief Portfolio Manager	$565,469	$72,000	$155,342		Not applicable

Stephen Coyle[3] Former Chief Executive Officer	530,728	681,095	Cannot be determined		Not applicable

Erica Khatchadourian[4] Chief Financial Officer	440,385	72,000	188,421		Not applicable

Helen Kanovsky Chair	10,000	—	—	[5]	10,000

Vincent Alvarez Union Trustee	—	—	—		—

James Boland Union Trustee	—	—	—		—

Kenneth W. Cooper Union Trustee	—	—	—		—

David B. Durkee Union Trustee	—	—	—		—

Sean McGarvey Union Trustee	—	—	—		—

1       The estimated annual benefits payable upon retirement at normal retirement age to the executive officers of the HIT, other than Mr. Coyle who does not participate in the Retirement Plan, are determined primarily by a formula based on final average salary and years of service and assume that the officers retire at ages that are consistent with IRS requirements. See “RETIREMENT PLANS” below. The estimated annual benefits of Mr. Coyle cannot be determined because annual payments vary year to year from 2019 through 2031 based on elections made. These annual payments range from $52,469 to $814,428 and average $167,586.

2       Aggregate HIT compensation includes $18,500 of deferred compensation in 2018 under the 401 (k) Plan, and excludes amounts contributed to the Retirement Plan on Mr. Suh’s behalf. Pension or Retirement Benefits as Part of HIT Expenses includes $6,000 of matching funds paid by the HIT into the 401(k) Plan and $66,000 contributed to the Retirement Plan in 2018 on Mr. Suh’s behalf. The total amount deferred by Mr. Suh as of December 31, 2018 under the 401(k) Plan, including interest and HIT matching, is $914,017. No amounts were paid or distributed from the 401(k) Plan for Mr. Suh in 2018.

3       Mr. Coyle retired as the Chief Executive Officer of the HIT in September 2018. Aggregate HIT Compensation for Mr. Coyle included $24,500 of deferred compensation in 2018 under the 401(k) Plan, and excluded compensation deferred in lieu of participation in the Retirement Plan and interest thereon. Pension or Retirement Benefits as Part of HIT Expenses included $6,000 of matching funds paid by the HIT into the 401(k) Plan and $675,095 of deferred compensation in lieu of participation in the Retirement Plan. The total amount accrued by Mr. Coyle through December 31, 2018 in lieu of participation in the Retirement Plan, including interest, was $1,835,558 and the total amount accrued under the 401(k) Plan through December 31, 2018, including interest and HIT matching, was $833,100. No amounts were paid or distributed from the 401(k) Plan for Mr. Coyle in 2018. Additionally, Mr. Coyle received payouts of a portion of compensation deferred in previous years in the amount of $1,909,857 during fiscal year 2018.

4       Aggregate HIT Compensation includes $24,500 of deferred compensation in 2018 under the 401(k) Plan, and excludes amounts contributed to the Retirement Plan on Ms. Khatchadourian’s behalf. Pension or Retirement Benefits as Part of HIT Expenses includes $6,000 of matching funds paid by the HIT into the 401(k) Plan and $66,000 contributed to the Retirement Plan in 2018 on Ms. Khatchadourian’s behalf. The total amount deferred by Ms. Khatchadourian as of December 31, 2018 under the 401(k) Plan, including interest and HIT matching, is $1,129,913. No amounts were paid or distributed from the 401(k) Plan for Ms. Khatchadourian in 2018.

5        Ms. Kanovsky previously served as the Chief Operating Officer and General Counsel of the HIT and currently receives benefits of an unknown amount as a retiree under the Retirement Plan based on HIT contributions from those previous years of service but not from 2018.

6        Ms. Spear served as a Trustee in 2018 but did not stand for re-election at the 2018 Annual Meeting of Participants.

Kenneth Rigmaiden Union Trustee	—	—	—	—

Elizabeth Shuler Union Trustee	—	—	—	—

Richard Trumka Union Trustee	—	—	—	—

Bridget Gainer Management Trustee	—	—	—	—

Jack F. Quinn, Jr. Management Trustee	2,500	—	—	2,500

James S. Rubin Mangement Trustee	500	—	—	500

Deidre L. Schmidt Management Trustee	—	—	—	—

Marlyn J. Spear[6] Management Trustee	2,500	—	—	2,500

Tony Stanley Management Trustee	4,000	—	—	4,000

William C. Thompson, Jr Management Trustee	—	—	—	—

The HIT participates in the AFL-CIO Staff Retirement Plan (the “Staff Retirement Plan”) with regard to all of its employees. However, the former Chief Executive Officer, Stephen Coyle, was ineligible by the terms of the Staff Retirement Plan. Mr. Coyle participated in a separate non-qualified retirement plan beginning at the start of his employment in 1992. The HIT sponsors the AFL-CIO Housing Investment Trust 401(k) Plan (the “401(k) Plan”) described below for all of its employees.

RETIREMENT PLANS

Under the Staff Retirement Plan, contributions are based on an eligible employee’s base salary. The Internal Revenue Service imposes an annual maximum on the amount that can be included in determining base salary during 2018, which amount was $275,000. In general, employer contribution rates are determined actuarially every year. The Staff Retirement Plan was funded by employer contributions at rates of approximately 24.00% of eligible employees’ base salaries during the twelve months ended December 31, 2018. During 2018, the annual base salary for pension purposes of Ms. Khatchadourian and Mr. Suh was $250,000 each consistent with the terms of the current salary freeze in Final Average Salary explained below.

The Staff Retirement Plan is open to employees of the AFL-CIO and other participating employers that are approved by the Staff Retirement Plan’s board of trustees and that make contributions to the Staff Retirement Plan on their behalf. Such employees become members of the Staff Retirement Plan on their first day of employment that they are scheduled to work at least 1,000 hours during the next 12 consecutive months.

6        Ms. Spear served as a Trustee in 2018 but did not stand for re-election at the 2018 Annual Meeting of Participants.

The Staff Retirement Plan provides a retirement pension to eligible employees for life, beginning at age 65 if the employee has at least three years of credited service, beginning at age 60 if the employee has at least 10 years of credited service, or beginning at age 50 if the employee’s age plus years of credited service equals 80 or more. The amount of this pension depends on average base salary and years of credited service at retirement. Eligible employees will receive 3.00% of an average of their highest three years’ base earnings (“Final Average Salary”) for each year of credited service up to 25 years, and 0.5% of their Final Average Salary of each year of credited service over 25 years. This calculated amount is subject to (1) Internal Revenue Service limits, (2) the Staff Retirement Plan modification noted below and (3) certain elections related to survivor benefits made by the employee at the time of retirement. The Staff Retirement Plan modified the calculation of the Final Average Salary effective June 30, 2014 such that, the Final Average Salary would be frozen for vested employees and would be capped as the average of the first three years of service for unvested employees.

Set forth below is a table showing estimated annual benefits payable upon retirement in specified compensation and years of service classifications. As of the date hereof, Ms. Khatchadourian has approximately 25 and Mr. Suh has approximately 20 credited years of service under the Staff Retirement Plan.

	Years of Service
Final Average Salary[1]	15[2]	20[2]	25[2]	30[3]	35[3]
$150,000	$67,500	$90,000	$112,500	$116,250	$120,000
200,000	90,000	120,000	150,000	155,000	160,000
250,000	112,500	150,000	187,500	193,750	200,000
275,000	123,750	165,000	206,250	213,125	220,000

Mr. Coyle, the Chief Executive Officer of the HIT from February 1992 to September 2018, separately participated in a non-qualified retirement plan, commonly referred to as a “top hat plan,” maintained by HIT. Under this plan, Mr. Coyle received a company credit under the plan equal to one-third of his salary with an option to defer additional amounts consistent with tax laws. All amounts under the plan are vested. Amounts deferred under the plan are being distributed in accordance with elections made by Mr. Coyle. The HIT carries the accrued liability for the benefit under the plan in its financial statements and pays benefits as prescribed by the plan.

THE 401(K) PLAN

Under the AFL-CIO Housing Investment Trust 401(k) Plan, an eligible employee may designate to set aside up to 100% of his or her total compensation, up to the IRS maximum. The HIT is matching dollar-for-dollar the first $6,200 contributed in 2019. The amount deferred by an eligible employee and the amount of the HIT’s matching contribution, if any, will be deposited in a trust account in the employee’s name and vests immediately. Every employee of the HIT is eligible to participate in the 401(k) Plan provided such employee has reached the age of 21 and is not a nonresident alien. An eligible employee may enroll in the 401(k) Plan at any time during the year.

When a participating employee terminates his or her employment, retires or becomes disabled, the employee will be able to receive as a lump sum payment the salary reduction amounts that were contributed to the trust account on the employee’s behalf, the additional amounts that the HIT contributed to the trust account on the employee’s behalf, plus income earned (or less losses incurred) as a result of investment of these contributions (less the employee’s allocated share of expenses).

Except as noted below, an actively working employee under age 59 ½ cannot withdraw these amounts

1       The Internal Revenue Code limits the permissible benefit payments that may be paid under the Retirement Plan. Consequently, the amounts of retirement benefits that actually may be paid to individual employees may be significantly lower than shown, depending on several factors, including but not limited to the employee’s years of service, level of compensation, and actual year of retirement.

2       3.00% per year up to 25 years.

3       0.5% per year over 25 years.

unless the employee has a financial hardship.  A financial hardship is an immediate and heavy financial need for which the employee has no other available resources, and includes medical expenses, the purchase of a primary residence, the payment of tuition and related educational fees, funeral expenses of an immediate family member, and the need to prevent eviction from, or foreclosure of the mortgage of, the employee’s primary residence.  The employee will be required to present evidence of the financial hardship and upon submission of such evidence may be entitled to withdraw an amount which represents the amount necessary to meet the financial hardship need, up to the Employee’s entire 401(k) account value, plus the vested value of Employer Matching contributions.

The amount in an employee’s account must be distributed to the employee in one lump sum or in periodic installments beginning no later than April 1st of the year following the year in which the employee retires after reaching age 70½.  Additionally, these amounts must be distributed within a reasonable time following the termination of the 401(k) Plan or, when requested, the termination of the employee’s employment.  An actively working employee will be entitled to receive a distribution of the amounts in their account upon the employee’s attainment of age 65.  A participating employee may borrow from his or her account subject to certain prescribed limitations.

CODE OF ETHICS

The Board of Trustees of the HIT has adopted a Code of Ethics (the “Code”) under Rule 17j-1 under the Investment Company Act for the HIT. The Code applies to the personal trading activities of “access persons” (generally, officers and employees of the HIT who participate in or have access to information respecting the HIT’s purchase or sale of investments). The Code requires that access persons report their securities holdings and transactions to the HIT, and that such persons obtain pre-clearance from the HIT for certain transactions. The Code permits access persons to invest in securities, including, under certain circumstances, securities that may be purchased or held by the HIT. The Code is incorporated by reference as an exhibit to this Post-Effective Amendment to the HIT’s registration statement and has been filed with the SEC.

PORTFOLIO MANAGERS

The HIT’s portfolio is internally managed and has no contract with an investment adviser. The Board of Trustees has determined that that the HIT’s internalized management structure is in the best interest of the HIT and the Participants. The members of the Portfolio Management Group primarily responsible for the day-to-day management of the HIT’s portfolio are Chang Suh and Michael Cook. Messrs. Suh and Cook do not manage any other accounts and have no ownership interest in the HIT.

As of the date of this SAI, the HIT’s portfolio managers’ compensation primarily consists of base salary. Base salary for the co-portfolio managers is determined by their experience and performance in the role. The portfolio managers are also eligible to participate in the HIT’s Retirement and 401(k) Plans (see “THE RETIREMENT PLAN” and “THE 401(K) PLAN” above), and receive the standard health and welfare benefits available to all HIT employees. In addition, all employees, including the portfolio managers, may on occasions receive small merit bonuses based on management’s subjective assessment of individual contributions or the success of the organization. Such merit bonuses are not calculated based on the performance returns of the portfolio. All other components of the portfolio managers’ compensation, such as retirement compensation and standard benefits, are either fixed amounts or amounts based on fixed calculations with fixed inputs.

PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP

As of March 31, 2019, the following Participant owned of record and is known by the HIT to own beneficially 5% or more of Units:

Participant	Percentage of Units Owned
ILWU-PMA Pension Plan 1188 Franklin Street, Suite 300, San Francisco, CA 94109-6852	6.21%
Contra Costa County Employees’ Retirement Association 1355 Willow Way, Suite 221, Concord CA 94520-5728	5.33%

New York City Employees’ Retirement System 1 Centre Street, Floor 8, New York NY 10007-1602	5.21%

Individuals are not eligible to invest directly in the HIT, and the Trustees and officers, as a group, directly own no Units in the HIT. Individual officers, as employees of the HIT, may, however, invest funds held in their accounts under the AFL-CIO Housing Investment Trust 401(k) Plan in the HIT Daily Value Fund (the “DVF”), which is a Collective Investment Trust that invests its portfolio assets, in turn, in the HIT, index funds tracking the Bloomberg Barclays U.S. Aggregate Bond Index and cash-like assets. The amount that individual officers, as a group, hold indirectly in the HIT through the DVF is less than one percent (1.0%) of the asset value of the HIT.

SALES AND DISTRIBUTION ACTIVITIES

The HIT’s Marketing Division, operating primarily out of the HIT offices in the District of Columbia, conducts, and manages the other HIT staff members who conduct, sales and distribution activities for the HIT. Sales and distribution activities are directed to eligible investors and include solicitations in person or by mail or telephone as well as responding to inquiries concerning the HIT’s offering of Units, and the ministerial and clerical work of effecting sales of Units. Expenses of sales and distribution of Units in this manner are paid by the HIT pursuant to a Plan for Distribution adopted by the Trustees and the Participants pursuant to SEC Rule 12b-1 under the Investment Company Act (the “Distribution Plan”). Sales and distribution expenses, including printing of the prospectus and travel costs, for the year ended December 31, 2018 were $1,317,027 which represents approximately 0.02% of the HIT’s average net assets. The Board of Trustees has approved the use of up to $600,000 or 0.05 percent of the HIT’s average monthly net assets on an annualized basis for the fiscal year, whichever is greater, under the HIT’s Distribution Plan, from which non-material increases may be made by the Board. No material increase in the budget for the Distribution Plan will be made without Participant approval.

Of the $1,317,027 of sales and distribution expenses incurred for the year ended December 31, 2018, the following amounts were expended on each of the categories listed below. All such amounts were paid in cash.

Category	Year Ended December 31, 2018
Printing and mailing of prospectuses to other than current security holders	$1,395
Advertising	13,246
Compensation to sales personnel (salaries plus fringe benefits)	1,075,353
Other (includes travel and meeting expenses, office supplies, consulting fees and expenses)	227,033
TOTAL	$1,317,027

No interested person of the HIT or any disinterested Trustee had any direct or indirect financial interest in the operation of the Distribution Plan or related agreements during the year ended December 31, 2018 with the possible exception of certain of the HIT’s marketing staff who, if determined to be “interested persons” of the HIT, would have such an interest because part of their compensation is covered by the Distribution Plan.

PARTICIPANT UNITS

Securities Offered

Beneficial interests of the HIT are divided into Units representing equal portions of the HIT assets. Rights arising from ownership of Units are set forth in the Declaration of Trust. The Declaration of Trust can be amended by vote of a majority of Trustees without any requirements of a vote by Participants. However, the Declaration of Trust provides that, notwithstanding anything to the contrary contained in the Declaration of Trust or any amendment thereto, no part of the HIT that equitably belongs to any Participant (other than such part as is required to pay the expenses of the HIT) is to be used for any purpose other than the exclusive benefit of the investors. In addition, fundamental investment policies may not be changed without the approval of holders of a majority of the HIT’s outstanding Units.

Each Unit carries the right to vote to elect Trustees, to ratify selection of the auditors and to approve changes in fundamental policies. Each Unit entitles the holder thereof to participate pro rata with all other Units in the distribution of assets in the event of a liquidation of the HIT. No preemptive rights attach to Units; the HIT has the right to sell or exchange Units without offering the same to the holders of the then outstanding Units. Units issued and sold in accordance with the Declaration of Trust and By-Laws (and for the consideration described in the HIT’s Prospectus and SAI) will be validly issued, fully paid and non-assessable, except as set forth below.

The majority of jurisdictions in the United States recognize a trust, such as the HIT, as a separate legal entity, wholly distinct from its beneficiaries. In those jurisdictions, the beneficiaries of a trust, such as the Participants in the HIT, are not liable for the debts or other obligations of the trust. A few jurisdictions do not recognize so-called “business trusts” as separate legal entities and hold the beneficiaries of such trusts personally liable for actions of the business trusts. The HIT, nevertheless, does not expect to exclude otherwise eligible investors in such jurisdictions from investing in Units.

It is the practice of the HIT to seek that written contracts that the HIT executes include a provision that states that the contract is not binding upon any of the Trustees, officers or Participants personally, but is solely an obligation of the HIT. In most jurisdictions, Participants will have no personal liability under any contract that contains this provision. However, in jurisdictions that do not recognize the separate legal status of a trust such as the HIT, Participants could be held personally liable for claims against the HIT. These claims could include contract claims (where the contract does not limit personal liability), tort claims, tax claims and certain other statutory liabilities. If such liability were ever imposed upon Participants, Participants would be liable only to the extent that the HIT’s assets and insurance were not adequate to satisfy the claims.

Units are not transferable and are not assignable. No holder of a Unit has the authority to pledge the Unit as collateral for any loan. The HIT does not issue certificates to evidence ownership of Units. In lieu thereof, Units are issued and redeemed by book entry and without physical delivery of any securities.

The HIT may be terminated at any time by the Trustees after notice in writing to all Participants. The Declaration of Trust may be amended or altered at any time by a majority of the Trustees.

Eligible Participants

Only “Labor Organizations” and “Eligible Pension Plans” are eligible to own Units. Pursuant to the Declaration of Trust, a “Labor Organization” means an organization of any kind, any agency, employee representation committee, group, association, or plan in which employees participate directly or through affiliated organizations, and which exists for the purpose, in whole or in part, of dealing directly or through affiliated organizations with employers concerning terms or conditions of employment; any employee benefit plan (such as a voluntary employee beneficiary association (VEBA)) that benefits the members of such an organization, or any other organization that is, in the discretion of the Board of Trustees, affiliated with or sponsored by such an organization. Pursuant to the Declaration of Trust, an “Eligible Pension Plan” is defined as:

(a)	a pension plan (“Pension Plan”) constituting a qualified trust under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”) which has beneficiaries who are represented by a Labor Organization and the assets of which are managed without the direct intervention or control of the plan’s beneficiaries;

(b)	a governmental plan (“Governmental Plan”) within the meaning of section 414(d) of the Code which has beneficiaries who are represented by a Labor Organization and the assets of which are managed without the direct intervention or control of the plan’s beneficiaries;

(c)	a master trust, including without limitation a collective investment trust, holding the assets of more than one Pension Plan or more than one Governmental Plan, where at least one of the plans with assets in such master trust has beneficiaries who are represented by a Labor Organization;

(d)	a pension or retirement program of a non-United States jurisdiction that is similar to a “governmental plan” as defined in Title 29, Section 1002(32) of the United States Code; or

(e)	a non-United States employee benefit plan subject to regulation under applicable non-United States laws that are similar in purpose and intent to the Employee Retirement Income Security Act of 1974, as amended.

PRICING, PURCHASE AND REDEMPTION OF UNITS

The price of Units is based on net asset value (“NAV”) of each Unit. The NAV for a particular purchase will be determined as of the close of business on the last business day of the calendar month (each such date a “Valuation Date”) following receipt of the purchase order by dividing the value of the HIT’s investments plus any cash and other assets (including interest and dividends accrued but not collected) less all liabilities (including accrued expenses but excluding capital and surplus), by the number of Units outstanding as of that Valuation Date. See “VALUATION OF UNITS” below for a discussion of the valuation methods used by the HIT in determining each Unit’s NAV. Notwithstanding the foregoing and although the HIT is not required to do so, the HIT makes estimated daily valuations available to the Participants as described in “Disclosure of Portfolio Holdings” above, however, this does not modify the HIT’s purchase and redemption policies.

Whole or fractional Units may be purchased as of monthly Valuation Dates. A request for purchase of Units and the required payment for Units by check or wire transfer must be received by the HIT’s transfer agent before 4:00 p.m. on the Valuation Date as of which they are to be issued. A minimum initial purchase of $50,000 is required. All purchase payments received before a given Valuation Date will be held in one or more short-term investments until the Valuation Date. A copy of the participation form that will be used to hold purchase payments is available upon request. There is no sales charge or commission payable in connection with the purchase of Units.

The HIT will redeem Units, without charge, at NAV calculated as of the last business day of the applicable month, i.e., each Valuation Date. To sell Units, a redemption request must be submitted to the HIT’s transfer agent by signed writing, and it must be received by the transfer agent on a business day at least 15 days before the last business day of the month, although the HIT may in its sole discretion waive the 15-day notice requirement. Redemption requests may be submitted by facsimile. If the redeeming Participant agrees, the HIT may deliver securities, mortgages or other assets in full or partial satisfaction of a redemption request. A Participant that receives such assets may incur expenses in selling or disposing of such assets for cash.

For additional information about purchasing and redeeming Units, please see “BUYING AND SELLING UNITS IN THE HIT” in the Prospectus.

PRINCIPAL UNDERWRITER AND DISTRIBUTOR

The HIT handles all sales and redemptions of Units directly through its transfer agent, and all marketing activities are conducted pursuant to applicable exemptions under the federal securities laws. As a result, the HIT does not distribute Units through a principal underwriter or distributor.

SECURITIES LENDING

The HIT does not engage in securities lending, and it had no income from and paid no fees related to such activities.

Brokerage Fees

The HIT purchases and sells portfolio securities on a principal transaction basis. Accordingly, HIT pays no brokerage commissions, markups or markdowns on principal transactions. As such, no brokerage commissions were paid by the HIT over the past three years.

VALUATION OF UNITS

The price of Units is based on the NAV as of each monthly Valuation Date, which is determined by dividing the value of the HIT’s investments plus any cash and other assets (including interest and dividends accrued but not collected) less all liabilities (including accrued expenses but excluding capital and surplus) as of that Valuation Date by the number of Units then outstanding.

The Board is responsible for the valuation process and has delegated day-to-day valuation responsibilities to HIT management and the HIT valuation committee (“Valuation Committee”). The Valuation Committee, in accordance with the policies and procedures adopted by the Board of Trustees, is responsible for evaluating the effectiveness of the HIT’s pricing policies and determining the reliability of third-party pricing information. The Valuation Committee is composed of senior staff of the HIT.

Portfolio securities for which market quotations are readily available are valued by using independent pricing services. These pricing services have been approved by the Board.

The HIT’s assets for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under consistently applied procedures approved by the Board and implemented by the Valuation Committee. The fair value of an asset is the amount, as determined in good faith, that the HIT reasonably expects to receive upon a current sale of the security. Fair value determinations are made, consistent with the Board approved policies and procedures, using the methodologies deemed most appropriate under the circumstances and considering all available, relevant factors and indications of value. The HIT has retained an independent firm to determine the fair value of portfolio assets when appropriate and necessary. Securities purchased with a stated maturity of less than 60 days are valued at amortized cost, which constitutes fair value under the procedures adopted by the Board. In addition, the ownership interest in HIT Advisers, the HIT’s indirect wholly owned subsidiary, is valued at its fair value determined in good faith under consistently applied procedures adopted by the Board of Trustees, which currently represents the carry value of HIT Advisers. Valuing assets using fair value methodologies involves greater reliance on judgment than valuing assets based on market quotations. A fund that uses fair value methodologies may value those assets higher or lower than another fund using its own fair value methodologies to price the same assets. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate or that the HIT could sell the security at the value assigned to the security by the HIT.

The major bond markets in New York are typically closed on New Year’s Day, Martin Luther King Jr. Day, President’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

Although the NAV of the Units of the HIT is calculated monthly as described above as of each Valuation Date, bank collective trusts that may become Participants in the HIT are required to calculate their NAV on a daily basis. As a practical expedient to facilitate this process, the HIT’s custodian calculates an estimated value of HIT’s portfolio on a daily basis based on inputs and fair value modeling from various sources, which it combines with expense and Unit holdings information from the HIT to produce an estimated daily value (EDV) for the HIT. The HIT currently posts the EDV on its website after close of business on each business day. While the estimation process is intended to approximate the NAV of the HIT for the particular day, there can be no assurance that the EDV thus generated is the same as or will predict the NAV calculated by the HIT as described above as part of its monthly valuation process, and the value of a Participant’s Units and the price at which a Unit may be redeemed is determined solely through such monthly valuation process. The EDV is not binding in any way on the HIT and should not be relied upon by Participants as an indication of the value of their Units.

DISTRIBUTIONS AND TAX ISSUES

Distributions

Pro rata distributions of net income earned during the preceding month are paid to Participants each month. Such distributions are made in cash. Pursuant to an Internal Revenue Service ruling received by the HIT, a

Participant may authorize the HIT automatically to reinvest any distributions to which the Participant is entitled in the HIT in exchange for a corresponding amount of Units, calculated at the NAV as of the end of the calendar month.

Tax Issues

The Prospectus contains information about the federal income tax considerations applicable to the HIT and certain federal income tax consequences of ownership of Units. Certain supplementary information is presented below.

The HIT has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the HIT (but not Participants) from paying federal income tax on income which is distributed to Participants and permits net capital gains distributions of the HIT (i.e., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term and long-term capital losses) to be designated as capital gains of the Participants, regardless of how long Participants have held their Units in the HIT.

Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the HIT’s annual gross income (without reduction for losses from the sale or other disposition of securities) be derived from interest, dividends, payments with respect to securities and loans, and gains from the sale or other disposition of securities, loans or interests therein or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies; (b) the HIT diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the HIT’s assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the HIT’s assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities); and (c) the HIT distribute to Participants at least 90% of its net taxable investment income (including short-term capital gains) other than long-term capital gains and 90% of its net tax exempt interest income in each year.

The HIT would be subject to a 4% non-deductible excise tax on certain amounts if they were not distributed (or not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement. The HIT intends to distribute to Participants each year an amount sufficient to avoid the imposition of such excise tax.

The HIT may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the HIT and is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount earned by the HIT in a taxable year may not be represented by cash, the HIT may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code’s distribution requirements. Debt securities acquired by the HIT also may be subject to the market discount rules.

Income of a regulated investment company (such as the HIT) that would be treated as unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity generally will not be attributed as UBTI to such an entity that is a shareholder in the regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt Participant could realize UBTI by virtue of its investment in the HIT if the HIT’s shares constitute debt-financed property in the hands of the Participant.

Participants should consult their own tax advisors regarding specific questions of federal, state, local or foreign tax considerations, including the application of the unrelated business income tax.

Other

The HIT may compare its performance to that of the Bloomberg Barclays U.S. Aggregate Bond Index, other industry indices, averages or data, or other funds with similar investment objectives in marketing materials, reports to Participants, or other communications. The following publications, reports, benchmarks, indices and averages, as well as others, may be discussed or otherwise used in communications: Pension and Investment Performance Evaluation Reporting; Lipper Mutual Fund Performance Analysis; Morningstar; Bloomberg Barclays Indices; or Citigroup Fixed-Income Indices. References to financial publications that may discuss the HIT or rate HIT performance over various time periods may also be used in communications. The HIT may also reprint and distribute articles from these and other publications. When comparing its performance to a market index, the HIT may refer to various statistical measures derived from the historic performance of the HIT and the index, such as standard deviation and coefficient of correlation. As with other performance data, performance comparisons should not be considered indicative of the HIT’s relative performance for any future period.

GENERAL INFORMATION

Independent registered public accounting firm

HIT’s Participants, at their 2018 Annual Meeting, approved ________, LLP, ________ as HIT’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

Custodian and Transfer Agent

In February 2004, the HIT entered into a Transfer Agency Services Agreement with BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing) (“BNY Mellon”), a mutual fund services company whose principal office is located at 301 Bellevue Parkway, Wilmington, DE 19809. Pursuant to this agreement as amended, BNY Mellon serves as the HIT’s transfer agent, registrar, distribution disbursing agent and provides certain reporting and other services to Participants. BNY Mellon commenced performance of these services as of May 1, 2004.

In February 2004, the HIT entered into a Custodian Services Agreement with Bank of New York Mellon (formerly PFPC Trust Company) (“Bank of New York”), whose principal office is located at One Wall Street, New York, NY 10286. Pursuant to this agreement as amended, Bank of New York serves as the HIT’s custodian. Bank of New York took over safekeeping of the HIT’s Mortgage Securities effective May 1, 2004.

Legal Matters

Certain legal matters in connection with the offering of Units were reviewed for the HIT by Dechert LLP, 1900 K Street, NW, Washington, D.C 20006.

use of Union labor

All on-site construction work financed through HIT investments is required to be performed by 100% union labor. Work on projects that are constructed under a Project Labor Agreement meets this requirement.

Insurance and Bonding

As of the date of this document, the HIT maintains professional liability insurance coverage with Federal Insurance Company for $10,000,000 and excess coverage with XL Specialty Insurance Company for an additional $10,000,000 (for $20,000,000 of total coverage, pursuant to policies that expire on March 3, 2020) and general liability insurance coverage with Travelers Indemnity Company for $2,000,000, with an umbrella policy for an additional $5,000,000 pursuant to policies that expire on March 24, 2020. The HIT also maintains, in accordance with Rule 17g-1 under the Investment Company Act, a Form 14 Financial Institution Bond for $15,000,000 with the Fidelity and Deposit Trust Company of Maryland that expires on May 17, 2019. This bond exceeds the minimum amount required (based on the HIT’s assets) under Rule 17g-1 of the Investment Company Act. Copies of the HIT’s certificates of insurance for these and other miscellaneous policies will be provided upon request. The HIT’s insurance policies may be amended or renewed on different terms.

INTERNET POSTINGS, Press Releases, Reports and Other Communications

From time to time, the HIT will make public website postings, press releases, reports, newsletters or other materials concerning its financing of particular housing projects, its involvement in particular housing development initiatives, its investment in particular geographic areas, its use of union labor in its projects, or its participation in programs to increase opportunities for homeownership.  These materials will often be directed at educating prospective real estate developers, housing groups, non-profit organizations, public officials, or the broad labor community concerning the activities of the HIT in these areas. The materials may also contain information about any HIT wholly owned subsidiary. The HIT maintains a website at www.aflcio-hit.com, on which certain material about the HIT may be found.

FINANCIAL STATEMENTS

The audited financial statements of the HIT for the fiscal year ended December 31, 2018, including notes thereto and the report of ________, LLP, were filed with the Securities and Exchange Commission on March 8, 2019 (Accession No. 0001387131-19-001793) as part of the HIT’s 2018 Annual Report on Form N-CSR, and are incorporated by reference into this SAI.

PART C: OTHER INFORMATION

ITEM 28. EXHIBITS:

(a)	Articles of Incorporation. The HIT’s current articles of incorporation, charter, declaration of trust or corresponding instruments and any related amendment.

(1)	Declaration of Trust, as amended through March 21, 2019, incorporated by reference from Exhibit (a)(1) to Post-Effective No. 73 to the HIT’s Registration Statement, as filed with the SEC on April 12, 2019.

(b)

By-laws. The HIT’s current by-laws or corresponding instruments and any related amendment.

(1)	By-laws, as amended through November 29, 2016, incorporated herein by reference from Exhibit (b)(1) to Post-Effective Amendment No. 69 to the HIT’s Registration Statement, as filed with the SEC on April 28, 2017.

(c)	Instruments Defining Rights of Security Holders. Instruments defining the rights of holders of the securities being registered, including the relevant portion of the HIT’s Declaration of Trust or by-laws.

(1)	Articles V and VI of the Declaration of Trust, as amended through March 21, 2019, incorporated by reference from Exhibit (a)(1) to Post-Effective No. 73 to the HIT’s Registration Statement, as filed with the SEC on April 12, 2019.

(2)	Article II of the By-laws, as amended through November 29, 2016, incorporated herein by reference from Exhibit (b)(1) to Post-Effective Amendment No. 69 to the HIT’s Registration Statement, as filed with the SEC on April 28, 2017.

(d)	Investment Advisory Contracts. Investment advisory contracts relating to the management of the HIT’s assets.

(Not applicable)

(e)	Underwriting Contracts. Underwriting or distribution contracts between the HIT and a principal underwriter, and agreements between principal underwriters and dealers.

(Not applicable)

(f)	Bonus or Profit Sharing Contracts. Bonus, profit sharing, pension, or similar contracts or arrangements in whole or in part for the benefit of the HIT’s Trustees or officers in their official capacity. Describe in detail any plan not included in the formal document.

(1)	Summary of Benefits AFL-CIO Staff Retirement Plan dated December 1, 2016, incorporated herein by reference from Exhibit (f)(1) to Post-Effective Amendment No. 69 to the HIT’s Registration Statement, as filed with the SEC on April 28, 2017.

(2)	Summary Plan Description of the AFL-CIO Housing Investment Trust 401(k) Retirement Plan, incorporated herein by reference from Exhibit (f)(1) to Post-Effective Amendment No. 69 to the HIT’s Registration Statement, as filed with the SEC on April 28, 2017.

(g)	Custodian Agreements. Custodian agreements and depository contracts under section 17(f) [15 U.S.C. 80a-17(f)] concerning the HIT’s securities and similar investments, including the schedule of remuneration.

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(1)	Custody Services Agreement, dated as of February 23, 2004, incorporated herein by reference from Exhibit (g)(1) to Post-Effective Amendment No. 42 to the HIT’s Registration Statement, as filed with the SEC on April 29, 2004.

(2)	Transfer Agency Services Agreement, dated as of February 23, 2004, incorporated herein by reference from Exhibit (g)(2) to Post-Effective Amendment No. 42 to the HIT’s Registration Statement, as filed with the SEC on April 29, 2004.

(h)	Other Material Contracts. Other material contracts not made in the ordinary course of business to be performed in whole or in part on or after the filing date of the registration statement.

(Not applicable)

(i)	Legal Opinions. An opinion and consent of counsel regarding the legality of the securities being registered, stating whether the securities will, when sold, be legally issued, fully paid, and nonassessable.

To be filed by further amendment.

(j)	Other Opinions. Any other opinions, appraisals, or rulings, and related consents relied on in preparing the registration statement and required by section 7 of the Securities Act [15 U.S.C. 77g].

To be filed by further amendment.

(k)

Omitted Financial Statements. Financial statements omitted from Item 27.

(Not applicable)

(l)	Initial Capital Agreements. Any agreements or understandings made in consideration for providing the initial capital between or among the HIT, the underwriter, adviser, promoter or initial shareholders and written assurances from promoters or initial shareholders that purchases were made for investment purposes and not with the intention of redeeming or reselling.

(Agreements for Advances, executed September 24, 1981, September 25, 1981, October 19, 1981 and April 16, 1982, previously submitted, have expired.)

(m)	Rule 12b-1 Plan. Any plan entered into by the HIT under rule 12b-1 and any agreements with any person relating to the plan’s implementation.

(1)	Amended Plan of Distribution under Rule 12b-1, dated March 19, 2009, incorporated herein by reference from Exhibit (m)(1) to Post-Effective Amendment No. 53 to the HIT’s Registration Statement, as filed with the SEC on April 29, 2009.

(n)	Rule 18f-3 Plan. Any plan entered into by the HIT under rule 18f-3 and any agreement with any person relating to the plan’s implementation and any amendment to the plan or an agreement.

(Not applicable)

(o)

Reserved.

(p)	Codes of Ethics. Any codes of ethics adopted under rule 17j-1 of the Investment Company Act [17 CFR 270.17j-1] and currently applicable to the HIT (i.e., the codes of the HIT and its investment advisers and principal underwriters).

(1)

The Rule 17j-1 HIT Code of Ethics as amended through November 13, 2007, incorporated herein by reference from Exhibit (p)(1) to Post-Effective Amendment No. 49 to the HIT’s Registration Statement, as filed with the SEC on February 29, 2008.

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ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

HIT Advisers LLC and HIT Advisers Managing Member LLC, both Delaware limited liability companies, are wholly-owned, unconsolidated subsidiaries of the HIT. Building America, CDE Inc., a Delaware corporation, is a wholly-owned, unconsolidated subsidiary of HIT Advisers LLC.

ITEM 30. INDEMNIFICATION.

Pursuant to Section 4.8 of the HIT’s Declaration of Trust (see Exhibit (a)(1) under “Exhibits” above), the HIT shall indemnify each Trustee and officer of the HIT and each former Trustee and officer of the HIT against fines, judgments, amounts paid in settlement and expenses, including attorneys’ fees, actually and reasonably incurred in connection with any pending or threatened criminal action, civil suit or administrative or investigative proceeding (any “matter”) against him or her arising by reason of the fact that he or she is or was a Trustee or officer of the HIT, or by reason of actions taken by him or her as such Trustee or officer, if it is found that his or her liability does not result from willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (“disabling conduct”). The finding that liability does not arise from disabling conduct may be made in a final decision by a court or other body before which the matter giving rise to the expense or liability was brought or, in the absence of such a decision, by (a) the vote of a majority of a quorum of Trustees who are neither “interested persons” of the HIT as defined in Section 2(a)(19) of the Investment Company Act of 1940 nor parties to such matter (“disinterested non-party Trustees”) or (b) an independent legal counsel in a written opinion. Expenses of the kind eligible for indemnification may be paid as incurred by a Trustee or officer in advance of final disposition of a matter upon receipt of an undertaking by the recipient to repay such amount unless it is ultimately determined that he is entitled to indemnification hereunder if (a) the indemnitee provides security for his or her undertaking, (b) the HIT is insured for losses arising by reason of any lawful advances or (c) a majority of a quorum of disinterested non-party Trustees or independent legal counsel (in a written opinion) determines, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. Section 4.8 is intended to provide indemnification to Trustees and officers to the full extent permitted by law and is to be construed and enforced to that extent.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

None

ITEM 32. PRINCIPAL UNDERWRITERS.

None.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS.

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and rules thereunder, are maintained in the possession of the Chief Executive Officer of the HIT, 2401 Pennsylvania Avenue, N.W., Suite 200, Washington, D.C. 20037.

ITEM 34. MANAGEMENT SERVICES.

None.

ITEM 35. UNDERTAKINGS.

None.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Washington, District of Columbia on the 22nd day of April, 2019.

AMERICAN FEDERATION OF LABOR AND CONGRESS OF INDUSTRIAL ORGANIZATIONS HOUSING INVESTMENT TRUST

By:

/s/ Chang Suh
Chang Suh Chief Executive Officer

Pursuant to the requirements of the 1933 Act, this amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 22nd day of April, 2019:

/s/ Helen R. Kanovsky *
Helen R. Kanovsky Chairman

/s/ Vincent Alvarez *
Vincent Alvarez Trustee

/s/ James Boland *
James Boland Trustee

/s/ Kenneth W. Cooper *
Kenneth W. Cooper Trustee

/s/ David B. Durkee *
David B. Durkee Trustee

/s/ Sean McGarvey*
Sean McGarvey Trustee

/s/ Kenneth E. Rigmaiden *
Kenneth E. Rigmaiden Trustee

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/s/ Elizabeth H. Shuler *
Elizabeth Shuler Trustee

/s/ Richard L. Trumka *
Richard L. Trumka Trustee

/s/ Bridget Gainer *
Bridget Gainer Trustee

/s/ Jack Quinn, Jr. *
Jack F. Quinn, Jr. Trustee

/s/ Jamie S. Rubin *
Jamie S. Rubin Trustee

/s/ Deidre L. Schmidt *
Deidre L. Schmidt Trustee

/s/ Tony Stanley *
Tony Stanley Trustee

/s/ William C. Thompson, Jr. *
William C. Thompson, Jr. Trustee

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/s/ Chang Suh
Chang Suh Chief Executive Officer (Principal Executive Officer)

/s/ Erica Khatchadourian
Erica Khatchadourian Chief Financial Officer (Principal Financial and Accounting Officer)

* Erica Khatchadourian, by signing her name hereto, signs this document on behalf of each of the persons so indicated above pursuant to powers of attorney duly executed by such person and incorporated by reference from Exhibit 1 to Post-Effective Amendment No. 73, as filed with the SEC on April 12, 2019.

/s/ Erica Khatchadourian
Erica Khatchadourian

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